FIRSTAR STELLAR GROWTH EQUITY FUND
FIRSTAR STELLAR RELATIVE VALUE FUND
FIRSTAR STELLAR SCIENCE & TECHNOLOGY FUND
FIRSTAR STELLAR FUND
FIRSTAR STELLAR CAPITAL APPRECIATION FUND
FIRSTAR STELLAR INTERNATIONAL EQUITY FUND

STOCK FUNDS

COMBINED ANNUAL REPORT

NOVEMBER 30, 1999

(FIRSTAR STELLAR FUNDS LOGO)

President's Message

Dear Shareholder:

On behalf of the Firstar Stellar Funds, thank you for your continued confidence and for allowing us to help you achieve your financial goals. In 1999, the Firstar Stellar Funds added a new fund, the Firstar Stellar Science & Technology Fund, to focus on a business sector which we believe will show strong growth for many years. The year saw recovery in many foreign economies, which helped the performance of the Firstar Stellar International Equity Fund directly, and many of the other funds indirectly from increased export opportunities for U.S. companies.

Interest rates continued an upward course through 1999, as the Federal Reserve acted to prevent an upsurge in inflation. Rising rates drove down the value of many fixed-income assets, but in that difficult environment the Firstar Stellar Funds with exposure to bonds performed at the median or better for their respective peer groups. This demonstrates our commitment to provide you steady performance through up and down markets.

On the following pages you will find the results for the period from December 1, 1998 through November 30, 1999 for the stock funds, as well as questions and answers from our portfolio managers regarding fund performance. I ask you to take a few minutes to read this important information about your investments. Please let your financial advisor know if you have any questions about the Firstar Stellar Funds.

FIRSTAR STELLAR GROWTH EQUITY FUND

Investors in the Growth Equity Fund saw extremely good performance for the twelve months ended November 30, 1999. The total return for the Y shares was 25.61%, while the B shares produced a total return of 25.26% or 20.26% adjusted for the maximum contingent deferred sales charge.*<F1> The Fund manager's success at selecting large-cap securities with above average growth rates was responsible for producing outstanding performance. The Fund continues to be a solid choice for those seeking growth in the large-cap portion of the equity market.

FIRSTAR STELLAR RELATIVE VALUE FUND

There were a few brief periods during the twelve months ended November 30, 1999 when investors turned to value-oriented stocks, but for most of the year this group was overshadowed by the growth stock category. Despite being out of favor, the Fund returned a very good 12.20% for the Y shares, 11.89% or 6.84% adjusted for the sales charge for the A shares, and 11.84% or 6.84% adjusted for the maximum contingent deferred sales charge for B shares.*<F1> This Fund invests primarily in large-cap, quality securities and concentrates on stocks with lower price/earnings ratios, lower beta and higher dividends. The Relative Value Fund holds many well-known, quality securities in its portfolio, and remains an attractive investment.

FIRSTAR STELLAR INTERNATIONAL EQUITY FUND

This Fund seeks capital appreciation by investing in mutual funds that primarily invest in non-U.S. concerns.**<F2> It produced a total return of 28.44% or 26.49% adjusted for the sales charge for the year ended November 30, 1999.*<F1> After several years of trailing the United States, international markets came back into their own this year, and the International Equity Fund offers a good opportunity for investors who wish to diversify their portfolios outside of the domestic markets.

FIRSTAR STELLAR FUND

The Fund seeks to provide total return to investors by combining the securities of five asset classes in roughly equal weights. These include U.S. stocks, international stocks,**<F2> real estate stocks, bonds and cash equivalents. By using this combination, the Fund strives to achieve long-term, consistent performance. For the twelve months ended November 30, 1999, the Fund returned 7.15% for the Y shares and 6.92% or 2.10% adjusted for the sales charge for A shares.*<F1> The Stellar Fund is an excellent choice for those who seek moderate growth with the likelihood of less volatility than a pure stock investment.

FIRSTAR STELLAR CAPITAL APPRECIATION FUND

For the year ended November 30, 1999, the Capital Appreciation Fund produced a return of 4.85% or 0.16% adjusted for the sales charge.*<F1> In recent months it did not pay to own a diversified portfolio of mid- and small-cap companies, as returns were concentrated in a very limited number of stocks. Over the longer term we believe our shareholders are better served by holding a diversified portfolio, as opposed to chasing the stock or sector of the day. This Fund provides investors diversification from the market's emphasis on large-cap stocks, which will of course turn at some point, as it seeks capital appreciation through investing in quality mid-and smaller sized companies.

FIRSTAR STELLAR SCIENCE & TECHNOLOGY FUND

The newest member of the Firstar Stellar Funds family opened to investors on August 9, 1999, in time to catch a huge run-up in values of technology stocks. From inception through November 30, 1999, the Fund returned 45.60% for Y shares and 45.20% or 39.20% adjusted for the contingent deferred sales charge for B shares.*<F1> This Fund invests in stocks in the technology and healthcare sectors, which we believe will benefit from continuing investment by business and consumers.***<F3> While the Fund may be more volatile than many funds, investors may benefit from investing in the most rapidly-growing part of the economy.

We are grateful that you have chosen to use the Firstar Stellar Funds to meet your investment needs and we look forward to providing solid performance and service to you in the future.

Sincerely,

/s/ Daniel B. Benhase

Daniel B. Benhase
President

January 24, 2000

  *<F1> Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
 **<F2> Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.
***<F3> Funds whose investments are concentrated in a specific industry, sector or geographic area may be subject to a higher degree of market risk than funds whose investments are diversified. The Fund may invest in initial public offerings (IPOs). IPOs may have a magnified performance impact on a fund with a small asset base.

Investment Reviews

FIRSTAR STELLAR GROWTH EQUITY FUND

Q The Fund continued to show very good performance during the past year. To what would you attribute these returns?
A The Growth Equity Fund produced very strong results for the fiscal year ended November 30, 1999 with returns over 25%. While the market has been good from an index perspective, with the S&P 500*<F4> returning 20.90% over the same period, it has been a very narrow market. Technology has clearly been the place to be invested during this time frame and Growth Equity has taken advantage of the opportunity. While continuing to maintain sector weightings which are reasonably close to that of the S&P 500, the Fund has been slightly overweighted in technology for most of the year. Security selection has helped and the Fund has benefited from its investment in names such as Cisco Systems, Sun Microsystems, EMC and Microsoft.

     The Fund also did well early in the year when we took an overweighted position in energy stocks. These stocks rallied as the price of crude shot higher during the spring months. We subsequently eliminated this overweight locking in some nice performance gains.

     We continue to stick with our emphasis on buying high quality companies with good earnings track records and prospects and diversifying the portfolio. Coupled with an emphasis on overall portfolio price/earnings ratios, our belief is that these practices will produce solid long-term results for our shareholders. Our long-term focus keeps us from getting caught up in short market moves which can whipsaw a portfolio.

Q    What is your market outlook as we move into the year 2000?
A Our outlook calls for a slowing of the domestic economy even as overseas economies gain strength. The rate hikes which the Federal Reserve employed in the second half of 1999 should slow the economy as we move through the 2000 calendar year. We do expect GDP growth in the 2.5-3.0% range with relatively stable inflation. This should lead to a fairly steady interest rate environment. Earnings will benefit from the improving economies overseas which will improve export opportunities. With productivity gains continuing from the usage of technology, we look for earnings growth to be around the 10% range for 2000 profits.

     This could result in a positive equity market. The likelihood that merger and acquisition activity will increase with the advent of new accounting rules at the end of 2000 will also support stocks. Finally, we still believe that demographics continue to suggest the strong demand for equities. With supply remaining controlled, these factors likewise should move the market higher.

     We believe that this puts the Growth Equity Fund in a very good position as investors look for high quality companies with above average growth rates. With our broad diversification, the Fund also limits the risk of being concentrated in only a few sectors of the market.

FIRSTAR STELLAR RELATIVE VALUE FUND

Q During the past twelve months the equity market continued its upward trend despite significant market volatility. How did the Firstar Stellar Relative Value Fund perform versus its peer group?
A For the twelve months ended November 30, 1999, the Firstar Stellar Relative Value Fund generated a total rate of return of +12.20% on a no-load, net asset value basis (class "Y" shares) compared to a return of +11.62% for Lipper Large Cap Value Funds**<F5> as measured by Lipper Analytical Services, Inc.***<F6> The trailing three and five year performance numbers as of November 30, 1999 continue to exceed the index as well. In addition, the Fund received Standard & Poor's Select Fund designation during 1999 based on the six-month moving average of the three years of absolute and volatility adjusted performance data relative to 457 large capitalization value funds.

  *<F4> Standard & Poor's 500 Stock Index, a composite index of 500 common stocks in industry, transportation, financial and public utility companies, can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. This index is unmanaged and investments cannot be made in an index.
 **<F5> Lipper figure represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective category indicated. This figure does not reflect sales charges.
***<F6> Performance quoted reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for A Shares based on net asset value and adjusted for the sales charge for the year ended November 30, 1999 was 11.89% and 6.84%, respectively. Total return for B Shares based on net asset value and adjusted for the maximum contingent deferred sales charge for the same period was 11.84% and 6.84%, respectively.

Q    What specific sectors impacted the performance of the Fund?
A Relative to the S&P 500, the sectors that had a positive impact on the Fund were technology and energy. Utilities, consumer staples, consumer cyclicals, basic materials, healthcare and financial were sectors that lagged relative to the S&P 500.

Q Entering 2000, does the Fund anticipate any change in its "value" style of managing the portfolio?
A The Firstar Stellar Relative Value Fund's "value" based investment strategy traditionally identifies companies with below average volatility, low price-to-earnings ratio and above average dividend yields. This strategy has provided consistent rates of return since the Fund's inception in 1991. No change to the value strategy is anticipated.

FIRSTAR STELLAR SCIENCE & TECHNOLOGY FUND

Q Technology stocks were clearly the best performing stocks during 1999. During this period what areas of science and technology worked best for the Fund? What areas underperformed?
A Within the technology sector we chose to be overweighted in semiconductor and software stocks. The semiconductor business has benefited from communication companies increasing their fiber optic networks. Examples of the companies supplying semiconductors used to build the optical networks are JDS Uniphase and SDL Incorporated. In software, the need for software to enable e-commerce and allow this data to be communicated to current software applications has caused new companies to emerge. The increase in commerce over the Internet has been explosive and driven revenue growth for the companies providing the infrastructure for commerce. Broadvision and Siebel Systems are strong companies experiencing explosive revenue growth supplying this technology. The Fund saw underperformance in its healthcare exposure. We continue to believe that these stocks represent an opportunity for growth in the future. This Fund has had excellent performance and continues to be a great way for investors to maximize capital appreciation.

Q Everybody seems to be talking about technology and the Internet. What is creating the growth in the technology and Internet stocks?
A The Internet was created for the military and adapted by the academic community. Then Business to Consumer and Consumer to Consumer (EBAY) commerce started to gain acceptance, and are continuing to grow. Now a market bigger than all of these combined is being tapped: Business to Business Commerce, which will change the way all companies do business.

     According to the U.S. Department of Commerce, "between 1995 and 1998, these IT-producers, while accounting for only about 8 percent of U.S. GDP, contributed on average 35 percent of the nation's real economic growth." The Internet is in its infancy when you compare current users to the number of global users possible.

     We are starting to see the Internet change the way companies do business with each other. Companies are learning that they can either embrace the Internet or be leap-frogged by the companies who have embraced this technology. This Fund gives investors the best way to participate in these facets of technology and new opportunities as they are presented.

Q Technology had a fabulous year in 1999. What is your outlook for the next twelve months*<F7>?
A With continued increasing corporate profitability and high consumer confidence, we expect to see increased technology spending. Our outlook for the economy remains positive for the next twelve months supporting this growth. On the corporate level, technology spending has been a strategic decision. Technology is used as a means to increase revenue and profitability. We should see continued technology spending as companies increase the amount of information and commerce converted to electronic mediums. While this top and bottom line growth continues from technology spending, we will continue to see explosive growth in technology stocks. The Internet has placed consumers and businesses on a level playing field. Consumers are benefiting from access to increasing amounts of information in an easy to access format. This increased availability of information for decision making and entertainment has driven consumer spending on technology. Going forward we see wireless communication as a way for consumers to increase the ability to access information.

  *<F7> Funds whose investments are concentrated in a specific industry, sector or geographic area may be subject to a higher degree of market risk than funds whose investments are diversified. The Fund may invest in initial public offerings (IPOs). IPOs may have a magnified performance impact on a fund with a small asset base.

FIRSTAR STELLAR FUND

Q How did the multi-asset class approach of the Stellar Fund fare relative to its various asset classes during the past fiscal year?
A For the fiscal year, the Stellar Fund had a total return of 7.15% for Class Y shares.*<F8> While this lagged the U.S. and international stock markets, the Fund did quite well compared to an average of all the asset classes in which it invests, along with lower volatility. The Fund's objective is to invest roughly equal amounts in five asset classes: U.S. stocks, foreign stocks, U.S. bonds, Real Estate Investment Trusts (REIT's) and cash equivalents.

     U.S. Equities -- Stocks were again strong in the past year. The S&P 500**<F9> was up 20.90% for the twelve months ended November 30, 1999. Despite the high return for stocks overall, the rally was very narrow. Technology stocks and a few large blue chip stocks had very good returns, while the broader market headed lower. The Fund's stock holdings did well relative to the S&P 500 due mainly to the Fund's slight overweight in technology toward the end of the year.

     International Equities -- International stocks also had a very good year with the EAFE Index***<F10> posting a 19.44% return. Japan's market rebounded significantly from its multi-year lows. Most European stock markets had double-digit returns despite weakness for the new Euro.

     U.S. Bonds -- The bond market was hurt this year by gradually rising rates. The Lehman Government/Corporate Total Index had a total return of -1.31% for the period December 1, 1998 through November 30, 1999. While the stock market benefited from the strong U.S. economy, bond investors were defensive over concerns of higher inflation and from three Federal Reserve interest rate hikes.

     REIT's -- 1999 was a volatile year for REIT's as the stocks hit new lows during the year despite improving earnings and higher quality balance sheets. The NAREIT Index****<F11> had a return of (9.88)% for the twelve months ended November 30, 1999. REIT's now provide yields that are over 2% higher than long-term U.S. Treasury bonds, coupled with moderate dividend growth potential. Diversification amongst the various real estate sectors, while focussing on names with consistent and more stable earnings growth has helped the Fund's REIT performance.

     Cash Equivalents -- Money market yields edged up over the year. Three-month Treasury Bills averaged a total return of 4.75% for the twelve months ended November 30, 1999. Holding cash equivalents reduces the overall portfolio volatility, which is one of the Fund's main goals.

     If an investor had held equal positions in the five asset class benchmarks for the fiscal year, that investor would have had a total return of 6.78%. So, the Fund's 7.15% return compares quite favorably.

Q    What is the Fund's outlook for 2000?
A Given the continued strength of the world economies, we expect corporate earnings and stock prices to post gains of a little over 10%. REIT's should begin to rebound as they appeal to value investors. REIT's will likely post returns close to those of other stocks. Bonds will likely return little more than their coupons until the U.S. economy shows signs of slowing down.

FIRSTAR STELLAR CAPITAL APPRECIATION FUND

Q The Fund had a positive return for the fiscal year ended November 30, 1999. Most of that performance seemed to take place late in the year. Why?
A The Capital Appreciation Fund had a return of 4.85% for the fiscal year just ended with the return in the last quarter being 5.84%*****<F12>. The Fund clearly benefited from the rise late in the year of the technology stocks which are in the mid-cap market. The Fund is slightly overweighted in technology and the stocks which the Fund is invested in performed very well.

     *<F8> Performance quoted reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for A Shares based on net asset value and adjusted for the sales charge for the year ended November 30, 1999 was 6.92% and 2.10%, respectively.
    **<F9> Standard & Poor's 500 Stock Index, a composite index of 500 common stocks in industry, transportation, financial and public utility companies, can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. This index is unmanaged and investments cannot be made in an index.
  ***<F10> The Europe, Australasia and Far East (EAFE) Index is a market capitalization weighted foreign securities index, which is widely used to measure the performance of European, Australian, New Zealand and Far Eastern stock markets. This index is unmanaged and investments cannot be made in the index.
 ****<F11>  The National Association of Real Estate Investment Trusts (NAREIT)
            Index includes all 211 REITs currently trading on the NASDAQ National Market System and the New York and American Stock Exchanges. The index is used to measure the REIT industry's growth and performance. The index is unmanaged and investments cannot be made in the index.
*****<F12>  Performance quoted reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return adjusted for the sales charge for the fiscal year ended November 30, 1999 was 0.16% and for the quarter ended November 30, 1999 was 1.07%, respectively.

The Fund has an overall objective towards mid-cap stocks. The market has generally continued to be led by large-cap names and performance has been very concentrated in primarily technology issues. As the year progressed, however, the market did begin to broaden some and we began to see better performance from the mid and smaller capitalization names. This not only helped the entire segment but the Capital Appreciation Fund in particular.

Q As you look towards 2000, what do you see as the opportunities for this Fund?
A As mentioned above, the market has begun to broaden from just the large-cap names into some smaller issues. This is a big positive for the Fund as any shift towards this area would create tremendous demand for the current somewhat limited supply. This would be a positive for the stocks.

     Second, the stocks in this segment are selling at a significant discount to the larger cap market while their growth rates are similar to the large-cap stocks. As investors begin to seek more value in their investments, they should begin to look towards the mid-cap stocks. This would also be a huge positive for the group.

     Lastly, we remain very comfortable that technology will continue to lead the market. We are currently overweighted in this sector. As both businesses and individuals continue to reap the benefits of technology, their usage rises. This should lead to greater sales and higher profitability. Likewise the improving overseas' economies should further accelerate these numbers. We believe this will lead to more strong performance for the group and the Fund.

FIRSTAR STELLAR INTERNATIONAL EQUITY FUND

Q The international markets*<F13> rebounded nicely over the past year. What has changed?
A During the fall of 1998, there was tremendous uncertainty throughout the world as to the stability of many foreign economies. Talk around the globe was of deflation and declining growth, a bad combination. As currencies destabilized, there was a tremendous outflow of capital from international markets which primarily went into the U.S. Expectations for a continuation of these negative events into 1999 were widespread.

     As so often happens, the projections of doom and gloom were overdone. The year 1999 saw a rebound and a return to more stable economic growth throughout the globe. Economic growth throughout Europe and Japan rebounded with GDP growth positive in Japan and close to 1.5% in Europe. While deflation still persisted in Japan, other countries returned to low inflationary levels. Expectations for 2000 now call for faster growth than what is expected in the U.S. with controlled inflation.

Q How did the International Equity Fund perform over the past year and what are expectations for the year 2000?
A The International Equity Fund turned in very strong performance with a return of 28.44% for the twelve months ended November 30, 1999**<F14>. The real strength has been in the returns from the Japanese market which was hammered in the past several years due to valuations and economic problems. As these problems lessened, there was a strong recognition of the value in the market which resulted in a tremendous run up in prices. Europe showed positive returns though lower than Japan as the integration of the Euro takes place.

     We look for continued strong returns in 2000 from the international markets. These economies continue to rebound and are on a more solid footing. The valuations in these markets are also much lower than in the U.S. when viewed from a price/earnings and price/book standpoint. If economic forecasts meet our expectations, there could still be further moves upward for these markets and for the International Equity Fund.

 *<F13> Foreign investing involves special risks such as currency risk, increased volatility of foreign securities and differences in auditing and other financial standards.
**<F14> Performance quoted reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return adjusted for the sales charge for the fiscal year ended November 30, 1999 was 26.49%.

Firstar Stellar Growth Equity Fund -- B Shares

  GROWTH OF $10,000 INVESTED IN FIRSTAR STELLAR GROWTH EQUITY FUND -- B SHARES

THE GRAPH BELOW ILLUSTRATES THE HYPOTHETICAL INVESTMENT OF $10,000 IN THE FIRSTAR STELLAR GROWTH EQUITY FUND -- B SHARES (THE "FUND") FROM DECEMBER 12, 1994 (START OF PERFORMANCE) TO NOVEMBER 30, 1999 COMPARED TO THE STANDARD & POOR'S 500 INDEX(A)<F15>.

                FIRSTAR STELLAR GROWTH
DATE            EQUITY FUND -- B SHARES         S&P 500 INDEX
12/12/94               $10,000                     $10,000
11/30/95               $12,944                     $13,698
11/30/96               $16,483                     $17,514
11/30/97               $20,216                     $22,512
11/30/98               $24,413                     $27,838
11/30/99               $30,480(b)<F16>             $33,656

   AVERAGE ANNUAL TOTAL RETURN(C)<F17> FOR THE PERIOD ENDED NOVEMBER 30, 1999
     One Year                                                        20.26%
     Start of Performance (12/12/94)                                 25.12%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

(a)<F15> The Standard & Poor's 500 Index is a composite index of 500 common stocks in industry, transportation, financial and public utility companies which can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. The index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.
(b)<F16> Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 1.00% contingent deferred sales charge on any redemption less than five years from the purchase date. The maximum contingent deferred sales charge is 5.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The Standard & Poor's 500 Index has been adjusted to reflect reinvestment of dividends on securities in the index.
(c)<F17> Total return quoted reflects all applicable contingent deferred sales charges.

Firstar Stellar Growth Equity Fund -- Y Shares

  GROWTH OF $10,000 INVESTED IN FIRSTAR STELLAR GROWTH EQUITY FUND -- Y SHARES

THE GRAPH BELOW ILLUSTRATES THE HYPOTHETICAL INVESTMENT OF $10,000 IN THE FIRSTAR STELLAR GROWTH EQUITY FUND -- Y SHARES (THE "FUND") FROM AUGUST 18, 1997 (START OF PERFORMANCE) TO NOVEMBER 30, 1999 COMPARED TO THE STANDARD & POOR'S 500 INDEX(A)<F18>.

                FIRSTAR STELLAR GROWTH
DATE            EQUITY FUND -- Y SHARES         S&P 500 INDEX
8/18/97                $10,000                     $10,000
11/30/97               $10,459                     $10,367
11/30/98               $12,646                     $12,820
11/30/99               $15,885(b)<F19>             $15,499

       AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED NOVEMBER 30, 1999
          One Year                                              25.61%
          Start of Performance (8/18/97)                        22.42%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

(a)<F18> The Standard & Poor's 500 Index is a composite index of 500 common stocks in industry, transportation, financial and public utility companies which can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. The index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.
(b)<F19> Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The Standard & Poor's 500 Index has been adjusted to reflect reinvestment of dividends on securities in the index.

Firstar Stellar Relative Value Fund -- A Shares

 GROWTH OF $10,000 INVESTED IN FIRSTAR STELLAR RELATIVE VALUE FUND -- A SHARES

THE GRAPH BELOW ILLUSTRATES THE HYPOTHETICAL INVESTMENT OF $10,000 IN THE FIRSTAR STELLAR RELATIVE VALUE FUND -- A SHARES (THE "FUND") FROM JUNE 4, 1991 (START OF PERFORMANCE) TO NOVEMBER 30, 1999 COMPARED TO THE STANDARD & POOR'S 500 INDEX(A)<F20> AND THE LIPPER GROWTH AND INCOME AVERAGE(B)<F21>.

DATE         FIRSTAR STELLAR RELATIVE                        LIPPER GROWTH AND
              VALUE FUND -- A SHARES       S&P 500 INDEX       INCOME AVERAGE
6/4/91               $9,550                   $10,000             $10,000
11/30/91             $9,138                    $9,818             $10,292
11/30/92            $10,545                   $11,631             $12,111
11/30/93            $12,070                   $12,806             $13,773
11/30/94            $11,884                   $12,883             $13,907
11/30/95            $16,055                   $17,644             $18,115
11/30/96            $20,689                   $22,561             $22,441
11/30/97            $26,417                   $28,995             $27,748
11/30/98            $30,822                   $35,855             $30,970
11/30/99            $34,488(c)<F22>           $43,351             $34,736

  AVERAGE ANNUAL TOTAL RETURN (D)<F23> FOR THE PERIOD ENDED NOVEMBER 30, 1999
     One Year                                                         6.84%
     Five Year                                                       22.60%
     Start of Performance (6/4/91)                                   15.69%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

(a)<F20> The Standard & Poor's 500 Index is a composite index of 500 common stocks in industry, transportation, financial and public utility companies which can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. The index is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance.
           The index is unmanaged.
(b)<F21> The Lipper Growth and Income Average represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective category and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in the Fund's performance.
(c)<F22> Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The Standard & Poor's 500 Index and the Lipper Growth and Income Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.
(d)<F23>   Total return quoted reflects all applicable sales charges.

Firstar Stellar Relative Value Fund -- B Shares

 GROWTH OF $10,000 INVESTED IN FIRSTAR STELLAR RELATIVE VALUE FUND -- B SHARES

THE GRAPH BELOW ILLUSTRATES THE HYPOTHETICAL INVESTMENT OF $10,000 IN THE FIRSTAR STELLAR RELATIVE VALUE FUND -- B SHARES (THE "FUND") FROM MARCH 31, 1998 (START OF PERFORMANCE) TO NOVEMBER 30, 1999 COMPARED TO THE STANDARD & POOR'S 500 INDEX(A)<F24> AND THE LIPPER GROWTH AND INCOME AVERAGE(B)<F25>.

             FIRSTAR STELLAR RELATIVE                        LIPPER GROWTH AND
DATE          VALUE FUND -- B SHARES     S&P 500 INDEX         INCOME AVERAGE
3/31/98             $10,000                 $10,000               $10,000
11/30/98            $10,150                 $10,749                $9,879
11/30/99            $10,952(c)<F26>         $12,996               $11,080

  AVERAGE ANNUAL TOTAL RETURN (D)<F27> FOR THE PERIOD ENDED NOVEMBER 30, 1999
     One Year                                                         6.84%
     Start of Performance (3/31/98)                                   5.59%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

(a)<F24> The Standard & Poor's 500 Index is a composite index of 500 common stocks in industry, transportation, financial and public utility companies which can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. The index is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance.
           The index is unmanaged.
(b)<F25> The Lipper Growth and Income Average represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective category and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in the Fund's performance.
(c)<F26> Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 4.00% contingent deferred sales charge on any redemption less than two years from the purchase date. The maximum contingent deferred sales charge is 5.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The Standard & Poor's 500 Index and the Lipper Growth and Income Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.
(d)<F27> Total return quoted reflects all applicable contingent deferred sales charges.

Firstar Stellar Relative Value Fund -- Y Shares

 GROWTH OF $10,000 INVESTED IN FIRSTAR STELLAR RELATIVE VALUE FUND -- Y SHARES

THE GRAPH BELOW ILLUSTRATES THE HYPOTHETICAL INVESTMENT OF $10,000 IN THE FIRSTAR STELLAR RELATIVE VALUE FUND -- Y SHARES (THE "FUND") FROM AUGUST 18, 1997 (START OF PERFORMANCE) TO NOVEMBER 30, 1999 COMPARED TO THE STANDARD & POOR'S 500 INDEX(A)<F28> AND THE LIPPER GROWTH AND INCOME AVERAGE(B)<F29>.

             FIRSTAR STELLAR RELATIVE                        LIPPER GROWTH AND
DATE          VALUE FUND -- Y SHARES       S&P 500 INDEX       INCOME AVERAGE
8/18/97             $10,000                   $10,000             $10,000
11/30/97            $10,393                   $10,367              $9,938
11/30/98            $12,154                   $12,820             $11,092
11/30/99            $13,637(c)<F30>           $15,499             $12,441

       AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED NOVEMBER 30, 1999
          One Year                                              12.20%
          Start of Performance (8/18/97)                        14.52%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

(a)<F28> The Standard & Poor's 500 Index is a composite index of 500 common stocks in industry, transportation, financial and public utility companies which can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. The index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance.
           The index is unmanaged.
(b)<F29> The Lipper Growth and Income Average represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective category and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in the Fund's performance.
(c)<F30> Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The Standard & Poor's 500 Index and the Lipper Growth and Income Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

Firstar Stellar Science & Technology Fund -- B Shares

  GROWTH OF $10,000 INVESTED IN FIRSTAR STELLAR SCIENCE & TECHNOLOGY FUND -- B
                                     SHARES

THE GRAPH BELOW ILLUSTRATES THE HYPOTHETICAL INVESTMENT OF $10,000 IN THE FIRSTAR STELLAR SCIENCE & TECHNOLOGY FUND -- B SHARES (THE "FUND") FROM AUGUST 9, 1999 (START OF PERFORMANCE) TO NOVEMBER 30, 1999 COMPARED TO THE NASDAQ 100 INDEX(A)<F31> AND THE LIPPER SCIENCE & TECHNOLOGY AVERAGE(B)<F32>.

DATE            FIRSTAR STELLAR SCIENCE          NASDAQ       LIPPER SCIENCE &
             & TECHNOLOGY FUND -- B SHARES      100 INDEX    TECHNOLOGY AVERAGE
8/9/99                 $10,000                   $10,000          $10,000
11/30/99               $13,920(C)<F33>           $13,412          $14,721

  AVERAGE ANNUAL TOTAL RETURN (D)<F34> FOR THE PERIOD ENDED NOVEMBER 30, 1999
     Start of Performance (8/9/99) (cumulative)                      39.20%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

(a)<F31> The NASDAQ 100 Index is an unmanaged modified capitalization-weighted index of the 100 largest and most active non-financial domestic and international issues listed on the NASDAQ. The index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance.
(b)<F32> The Lipper Science & Technology Average represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective category and is not adjusted to reflect any sales charges. However, these returns are reported net of expenses or other fees that the SEC requires to be reflected in the Fund's performance. The Lipper performance shown is from the period August 5, 1999 through November 30, 1999.
(c)<F33> Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 6.00% contingent deferred sales charge on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The NASDAQ 100 Index and the Lipper Science & Technology Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.
(d)<F34> Total return quoted reflects all applicable contingent deferred sales charges.

Firstar Stellar Science & Technology Fund -- Y Shares

  GROWTH OF $10,000 INVESTED IN FIRSTAR STELLAR SCIENCE & TECHNOLOGY FUND -- Y
                                     SHARES

THE GRAPH BELOW ILLUSTRATES THE HYPOTHETICAL INVESTMENT OF $10,000 IN THE FIRSTAR STELLAR SCIENCE & TECHNOLOGY FUND -- Y SHARES (THE "FUND") FROM AUGUST 9, 1999 (START OF PERFORMANCE) TO NOVEMBER 30, 1999 COMPARED TO THE NASDAQ 100 INDEX(A)<F35> AND THE LIPPER SCIENCE & TECHNOLOGY AVERAGE(B)<F36>.

DATE         FIRSTAR STELLAR SCIENCE &         NASDAQ       LIPPER SCIENCE &
            TECHNOLOGY FUND -- Y SHARES      100 INDEX     TECHNOLOGY AVERAGE
8/9/99               $10,000                  $10,000           $10,000
11/30/99             $14,560(c)<F37>          $13,412           $14,721

       AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED NOVEMBER 30, 1999
          Start of Performance (8/9/99) (cumulative)            45.60%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

(a)<F35> The NASDAQ 100 Index is an unmanaged modified capitalization-weighted index of the 100 largest and most active non-financial domestic and international issues listed on the NASDAQ. The index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance.
(b)<F36> The Lipper Science & Technology Average represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective category and is not adjusted to reflect any sales charges. However, these returns are reported net of expenses or other fees that the SEC requires to be reflected in the Fund's performance. The Lipper performance shown is from the period August 5, 1999 through November 30, 1999.
(c)<F37> Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The NASDAQ 100 Index and the Lipper Science & Technology Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

Firstar Stellar Fund -- A Shares

       GROWTH OF $10,000 INVESTED IN THE FIRSTAR STELLAR FUND -- A SHARES

THE GRAPH BELOW ILLUSTRATES THE HYPOTHETICAL INVESTMENT OF $10,000 IN THE FIRSTAR STELLAR FUND -- A SHARES (THE "FUND") FROM OCTOBER 18, 1991 (START OF PERFORMANCE) TO NOVEMBER 30, 1999 COMPARED TO THE STANDARD & POOR'S 500/LEHMAN BROTHERS GOVERNMENT/CORPORATE TOTAL INDEX AND THE 5 CLASS INDEX(A)<F38>.

                                        S&P 500/LEHMAN
DATE           FIRSTAR STELLAR       BROTHERS GOVERNMENT/
              FUND -- A SHARES       CORPORATE TOTAL INDEX     5 CLASS INDEX
10/18/91           $9,550                  $10,000                $10,000
11/30/91           $9,359                   $9,958                 $9,863
11/30/92          $10,359                  $11,343                $10,833
11/30/93          $11,599                  $12,627                $12,414
11/30/94          $11,457                  $12,465                $12,729
11/30/95          $13,253                  $15,877                $14,917
11/30/96          $15,458                  $18,473                $17,286
11/30/97          $17,307                  $21,757                $19,701
11/30/98          $18,300                  $25,457                $21,289
11/30/99          $19,564(b)<F39>          $27,950                $22,733

  AVERAGE ANNUAL TOTAL RETURN (C)<F40> FOR THE PERIOD ENDED NOVEMBER 30, 1999
      One Year                                                      2.10%
      Five Year                                                    10.28%
      Start of Performance (10/18/91)                               8.61%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

(a)<F38> The 5 Class Index consists of 20% each of the S&P 500, Lehman Brothers Government/Corporate Total Index, 90-day U.S. Treasury Bill, Morgan Stanley Europe, Australasia and Far East (EAFE) Index and the National Association of Real Estate Investment Trusts (NAREIT) Index. The Standard & Poor's 500/Lehman Brothers Government/Corporate Total Index and the 5 Class Index are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. These indices are unmanaged.
(b)<F39> Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The Standard & Poor's 500/Lehman Brothers Government/Corporate Total Index and the 5 Class Index have been adjusted to reflect reinvestment of dividends on securities in the indices.
(c)<F40>   Total return quoted reflects all applicable sales charges.

Firstar Stellar Fund -- Y Shares

       GROWTH OF $10,000 INVESTED IN THE FIRSTAR STELLAR FUND -- Y SHARES

THE GRAPH BELOW ILLUSTRATES THE HYPOTHETICAL INVESTMENT OF $10,000 IN THE FIRSTAR STELLAR FUND -- Y SHARES (THE "FUND") FROM APRIL 6, 1994 (START OF PERFORMANCE) TO NOVEMBER 30, 1999 COMPARED TO THE STANDARD & POOR'S 500/LEHMAN BROTHERS GOVERNMENT/CORPORATE TOTAL INDEX AND THE 5 CLASS INDEX(A)<F41>.

                                         S&P 500/LEHMAN
            FIRSTAR STELLAR FUND _    BROTHERS GOVERNMENT/
DATE               Y SHARES           CORPORATE TOTAL INDEX    5 CLASS INDEX
4/6/94             $10,000                   $10,000              $10,000
11/30/94            $9,819                   $10,140              $10,039
11/30/95           $11,387                   $12,915              $11,764
11/30/96           $13,316                   $15,027              $13,632
11/30/97           $14,943                   $17,699              $15,537
11/30/98           $15,855                   $20,709              $16,790
11/30/99           $16,990(B)<F42>           $22,737              $17,928

       AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED NOVEMBER 30, 1999
          One Year                                               7.15%
          Five Year                                             11.59%
          Start of Performance (4/6/94)                          9.84%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

(a)<F41> The 5 Class Index consists of 20% each of the S&P 500, Lehman Brothers Government/Corporate Total Index, 90-day U.S. Treasury Bill, Morgan Stanley Europe, Australasia and Far East (EAFE) Index and the
          National Association of Real Estate Investment Trusts (NAREIT)
          Index. The Standard & Poor's 500/Lehman Brothers
          Government/Corporate Total Index and the 5 Class Index are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. These indices are unmanaged.
(b)<F42> Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The Standard & Poor's 500/Lehman Brothers Government/Corporate Trust Index and the 5 Class Index have been adjusted to reflect reinvestment of dividends on securities in the indices.

Firstar Stellar Capital Appreciation Fund

    GROWTH OF $10,000 INVESTED IN FIRSTAR STELLAR CAPITAL APPRECIATION FUND

THE GRAPH BELOW ILLUSTRATES THE HYPOTHETICAL INVESTMENT OF $10,000 IN THE FIRSTAR STELLAR CAPITAL APPRECIATION FUND (THE "FUND") FROM JUNE 13, 1994 (START OF PERFORMANCE) TO NOVEMBER 30, 1999 COMPARED TO THE S&P MIDCAP 400 INDEX(A)<F43>.

DATE     FIRSTAR STELLAR CAPITAL APPRECIATION FUND     S&P MIDCAP 400 INDEX
6/13/94                   $9,550                             $10,000
11/30/94                  $9,693                             $10,022
11/30/95                 $11,375                             $13,185
11/30/96                 $12,393                             $15,664
11/30/97                 $14,160                             $19,961
11/30/98                 $14,833                             $22,037
11/30/99                 $15,552(B)<F44>                     $26,742

   AVERAGE ANNUAL TOTAL RETURN(C)<F45> FOR THE PERIOD ENDED NOVEMBER 30, 1999
       One Year                                                    0.16%
       Five Year                                                   8.91%
       Start of Performance (6/13/94)                              8.41%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

(a)<F43> The S&P Midcap 400 Index is an unmanaged index of 400 domestic stocks created by Standard & Poor's Corporation which measures the performance of the mid-range section of the U.S. stock market. The index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance.
(b)<F44> Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P Midcap 400 Index has been adjusted to reflect reinvestment of dividends on securities in the index.
(c)<F45>   Total return quoted reflects all applicable sales charges.

Firstar Stellar International Equity Fund

    GROWTH OF $10,000 INVESTED IN FIRSTAR STELLAR INTERNATIONAL EQUITY FUND

THE GRAPH BELOW ILLUSTRATES THE HYPOTHETICAL INVESTMENT OF $10,000 IN THE FIRSTAR STELLAR INTERNATIONAL EQUITY FUND (THE "FUND") FROM DECEMBER 3, 1997 (START OF PERFORMANCE) TO NOVEMBER 30, 1999 COMPARED TO THE MORGAN STANLEY EUROPE, AUSTRALASIA AND FAR EAST (EAFE) INDEX(A)<F46>.

DATE        FIRSTAR STELLAR INTERNATIONAL EQUITY FUND       EAFE INDEX
12/3/97                      $9,850                          $10,000
11/30/98                    $10,239                          $11,474
11/30/99                    $13,151(b)<F47>                  $13,705

   AVERAGE ANNUAL TOTAL RETURN(C)<F48> FOR THE PERIOD ENDED NOVEMBER 30, 1999
     One Year                                                        26.49%
     Start of Performance (12/3/97)                                  14.73%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

(a)<F46> The EAFE Index is an unmanaged index which is widely used to measure the performance of European, Australian, New Zealand and Far Eastern stock markets. The index is composed of securities drawn from 21 countries in these regions. The index is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance.
(b)<F47> Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.50% ($10,000 investment minus $150 sales charge = $9,850). The Fund's performance assumes the reinvestment of all dividends and distributions.
(c)<F48>   Total return quoted reflects all applicable sales charges.

Portfolios of Investments

Firstar Stellar Growth Equity Fund      November 30, 1999

CONTRACTS, SHARES
OR PRINCIPAL AMOUNT                                                      VALUE
-------------------                                                      -----
COMMON STOCKS - 97.9%

AEROSPACE - 0.2%
    25,000   Lockheed Martin Corp.                                    $496,875
                                                                  ------------
AIRLINES - 0.4%
    15,000   UAL Corp. *<F49>                                        1,031,250
                                                                  ------------
AUTOMOBILE - 1.0%
    55,000   Ford Motor Co.                                          2,777,500
                                                                  ------------
BANKING - 5.4%
    42,812   Bank of America Corp.                                   2,504,502
    72,500   Citigroup Inc.                                          3,905,937
    65,000   FleetBoston Financial Corp.                             2,457,812
    50,000   First Union Corp.                                       1,934,375
    22,100   J.P. Morgan & Co., Inc.                                 2,906,150
    60,000   North Fork Bancorporation, Inc.                         1,207,500
                                                                  ------------
             Total                                                  14,916,276
                                                                  ------------
BROADCASTING - 1.5%
    52,000   Clear Channel Communications, Inc. *<F49>               4,179,500
                                                                  ------------
BROKERAGE SERVICES - 1.9%
    22,000   Merrill Lynch & Co., Inc.                               1,773,750
    30,000   Morgan Stanley, Dean Witter & Co.                       3,618,750
                                                                  ------------
             Total                                                   5,392,500
                                                                  ------------
CHEMICALS - 2.0%
    28,000   Dow Chemical Co.                                        3,279,500
    60,000   Rohm and Haas Co.                                       2,197,500
                                                                  ------------
             Total                                                   5,477,000
                                                                  ------------
COMMUNICATION EQUIPMENT - 3.3%
    75,092   Lucent Technologies, Inc.                               5,486,409
    73,000   Telefonaktiebolaget LM Ericsson,
               Class B, ADR                                          3,517,688
                                                                  ------------
             Total                                                   9,004,097
                                                                  ------------
COMPUTER PERIPHERAL - 3.9%
    78,000   EMC Corp. *<F49>                                        6,517,875
    50,000   Lexmark International Group, Inc.,
               Class A *<F49>                                        4,150,000
                                                                  ------------
             Total                                                  10,667,875
                                                                  ------------
COMPUTER PRODUCTS & SERVICES - 8.5%
    47,500   America Online, Inc. *<F49>                             3,452,656
   178,700   Cisco Systems, Inc. *<F49>                             15,937,806
    32,000   Computer Sciences Corp. *<F49>                          2,088,000
    20,000   Hewlett-Packard Co.                                     1,897,500
                                                                  ------------
             Total                                                  23,375,962
                                                                  ------------
COMPUTERS & SOFTWARE - 11.2%
    10,000   BMC Software, Inc. *<F49>                                 728,125
    40,000   Dell Computer Corp. *<F49>                              1,720,000
    86,000   Microsoft Corp. *<F49>                                  7,830,031
    90,000   Oracle Corp. *<F49>                                     6,103,125
    50,000   Siebel Systems, Inc. *<F49>                             3,506,250
    85,000   Sun Microsystems, Inc. *<F49>                          11,241,250
                                                                  ------------
             Total                                                  31,128,781
                                                                  ------------
COSMETICS & TOILETRIES - 0.6%
    25,000   Kimberly-Clark Corp.                                    1,596,875
                                                                  ------------
DRUGS - 7.2%
    30,000   American Home Products Corp.                            1,560,000
    52,000   Bristol-Myers Squibb Co.                                3,799,250
    77,000   Merck & Co., Inc.                                       6,044,500
    78,000   Pfizer Inc.                                             2,822,625
    40,000   Warner-Lambert Co.                                      3,587,500
    60,000   Watson Pharmaceuticals, Inc. *<F49>                     2,231,250
                                                                  ------------
             Total                                                  20,045,125
                                                                  ------------
ELECTRIC - 0.8%
    65,000   GPU, Inc.                                               2,080,000
                                                                  ------------
ELECTRICAL EQUIPMENT - 2.0%
    41,550   General Electric Co.                                    5,401,500
                                                                  ------------
ELECTRONIC TECHNOLOGY - 4.0%
    82,680   Intel Corp.                                             6,340,523
    50,000   Texas Instruments Inc.                                  4,803,125
                                                                  ------------
             Total                                                  11,143,648
                                                                  ------------
FOOD & BEVERAGE - 1.4%
    50,000   Campbell Soup Co.                                       2,231,250
    48,000   PepsiCo, Inc.                                           1,659,000
                                                                  ------------
             Total                                                   3,890,250
                                                                  ------------
GOVERNMENT AGENCY - 2.9%
    75,000   Fannie Mae                                              4,996,875
    59,500   SLM Holding Corp.                                       2,948,969
                                                                  ------------
             Total                                                   7,945,844
                                                                  ------------
HEALTH TECHNOLOGY - 0.9%
    50,000   Guidant Corp.                                           2,500,000
                                                                  ------------
HOUSEHOLD PRODUCTS - 4.3%
    90,000   Clorox Co.                                              4,010,625
    73,658   Procter & Gamble Co.                                    7,955,064
                                                                  ------------
             Total                                                  11,965,689
                                                                  ------------
INSURANCE - 4.1%
    85,000   Allstate Corp.                                          2,225,938
    89,013   American International Group, Inc.                      9,190,592
                                                                  ------------
             Total                                                  11,416,530
                                                                  ------------
MANUFACTURING - 2.2%
    94,164   Illinois Tool Works Inc.                                6,097,162
                                                                  ------------
MEDICAL PRODUCTS & SERVICES - 2.5%
    62,250   Cardinal Health, Inc.                                   3,256,453
    92,030   Medtronic, Inc.                                         3,577,666
                                                                  ------------
             Total                                                   6,834,119
                                                                  ------------
METALS & MINING - 1.4%
    60,000   Alcoa Inc.                                              3,930,000
                                                                  ------------
MULTI-INDUSTRY - 0.9%
    41,058   Allied-Signal, Inc.                                     2,455,782
                                                                  ------------
NATURAL GAS - 0.9%
    72,300   Coastal Corp.                                           2,548,575
                                                                  ------------
OFFICE EQUIPMENT - 0.7%
    19,000   International  Business Machines Corp.                  1,958,188
                                                                  ------------
OIL - 5.2%
     2,500   Ashland Inc.                                               84,375
    46,466   BP Amoco PLC, ADR                                       2,831,522
    35,000   Chevron Corp.                                           3,099,688
    42,600   Mobil Corp.                                             4,443,713
    32,000   Texaco Inc.                                             1,950,000
    30,000   Tosco Corp.                                               811,875
    25,000   USX-Marathon Group                                        660,938
    25,000   Valero Energy Corp.                                       518,750
                                                                  ------------
             Total                                                  14,400,861
                                                                  ------------
PRODUCER MANUFACTURING - 2.9%
    45,000   Masco Corp.                                             1,136,250
   102,500   Parker-Hannifin Corp.                                   4,823,906
    30,000   Textron, Inc.                                           2,131,875
                                                                  ------------
             Total                                                   8,092,031
                                                                  ------------
RETAIL TRADE - 6.4%
   115,000   Federated Department Stores, Inc. *<F49>                5,412,188
     5,000   Federated Department Stores, Inc.,
               warrants, 12/19/2001 *<F49>                             103,750
    50,000   Gap (The), Inc.                                         2,025,000
    61,600   Kohl's Corp. *<F49>                                     4,446,750
    66,244   Safeway, Inc. *<F49>                                    2,442,748
    55,000   Wal-Mart Stores, Inc.                                   3,169,375
                                                                  ------------
             Total                                                  17,599,811
                                                                  ------------
TELECOMMUNICATIONS - 6.1%
   100,000   Alcatel SA ADR                                          3,806,250
    37,500   AT&T Corp.                                              2,095,312
    23,040   Bell Atlantic Corp.                                     1,458,720
    56,000   BellSouth Corp.                                         2,586,500
    15,600   GTE Corp.                                               1,138,800
    45,000   MCI Worldcom, Inc. *<F49>                               3,720,937
    46,000   Vodafone Group PLC, ADR                                 2,170,625
                                                                  ------------
             Total                                                  16,977,144
                                                                  ------------
UTILITIES - ELECTRIC - 1.2%
    30,000   Duke Energy Corp.                                       1,520,625
    50,000   Texas Utilities Co.                                     1,790,625
                                                                  ------------
             Total                                                   3,311,250
                                                                  ------------
TOTAL COMMON STOCKS
  (IDENTIFIED COST $151,538,211)                                   270,638,000
                                                                  ------------
EQUITY MUTUAL FUND - 0.1%
    19,063   Dean Large Cap Value Fund, Class A                        203,399
                                                                  ------------
TOTAL EQUITY MUTUAL FUND
  (IDENTIFIED COST $202,868)                                           203,399
                                                                  ------------

OPTIONS PURCHASED - 0.0%

CALL OPTIONS - 0.0%
        75   Allstate Corp., expires 1/22/2000,
               exercise price $25                                       19,687
                                                                  ------------

PUT OPTIONS - 0.0%
       200   Intel Corp., expires 12/18/1999,
               exercise price $70                                       48,750
       200   Intel Corp., expires 1/22/2000,
               exercise price $75                                       80,000
                                                                  ------------
             Total                                                     128,750
                                                                  ------------
TOTAL OPTIONS PURCHASED
  (IDENTIFIED COST $97,681)                                            148,437
                                                                  ------------
SHORT-TERM INVESTMENTS - 1.9%

MONEY MARKET MUTUAL FUNDS - 1.5%
 1,751,986   Government Money Market Fund                            1,751,986
 2,500,000   RNC Money Market Fund                                   2,500,000
                                                                  ------------
TOTAL MONEY MARKET MUTUAL FUNDS                                      4,251,986
                                                                  ------------
REPURCHASE AGREEMENT - 0.4%
$1,131,000   Donaldson, Lufkin and Jenrette
               Securities Corp., 5.70%, dated
               11/30/1999, due 12/1/1999,
               repurchase price $1,131,178
               (Collateralized by U.S.
               Government Securities)                                1,131,000
                                                                  ------------
TOTAL SHORT-TERM INVESTMENTS
  (IDENTIFIED COST $5,382,986)                                       5,382,986
                                                                  ------------
TOTAL INVESTMENTS - 99.9%
  (IDENTIFIED COST $157,221,746)                                   276,372,822
                                                                  ------------
OTHER ASSETS, LESS LIABILITIES - 0.1%                                  272,418
                                                                  ------------
TOTAL NET ASSETS - 100.0%                                         $276,645,240
                                                                  ------------
                                                                  ------------
SCHEDULE OF CALL OPTIONS WRITTEN
       100   America Online, Inc., expires
               1/22/2000, exercise price $92.50                        $20,000
        50   GTE Corp., expires 1/22/2000,
               exercise price $75                                       13,750
       250   Lockheed Martin Corp., expires
               12/18/1999, exercise price $50                            6,250
                                                                  ------------
TOTAL CALL OPTIONS WRITTEN
  (PREMIUMS RECEIVED $41,349)                                           40,000
                                                                  ------------
SCHEDULE OF PUT OPTIONS WRITTEN
        50   QUALCOMM Inc., expires12/18/1999,
               exercise price $280                                       8,125
                                                                  ------------
TOTAL PUT OPTIONS WRITTEN
  (PREMIUMS RECEIVED $10,950)                                            8,125
                                                                  ------------
TOTAL OPTIONS WRITTEN
  (PREMIUMS RECEIVED $52,299)                                          $48,125
                                                                  ------------
                                                                  ------------

*<F49>  Non-income producing

ADR  --  American Depository Receipt
PLC  --  Public Limited Company

                      (See Notes to Financial Statements.)

Firstar Stellar Relative Value Fund     November 30, 1999

SHARES OR
PRINCIPAL AMOUNT                                                         VALUE
----------------                                                         -----
COMMON STOCKS - 98.3%

AEROSPACE - 1.6%
    75,000   Honeywell, Inc.                                        $8,395,313
                                                                  ------------
APPLIANCES - 1.1%
   100,000   Whirlpool Corp.                                         6,100,000
                                                                  ------------
AUTOMOBILE - 2.1%
   130,000   Ford Motor Co.                                          6,565,000
    65,000   General Motors Corp.                                    4,680,000
                                                                  ------------
             Total                                                  11,245,000
                                                                  ------------
AUTOMOTIVE & RELATED - 1.3%
   130,000   Goodyear Tire & Rubber Co.                              4,387,500
    50,000   Johnson Controls, Inc.                                  2,725,000
                                                                  ------------
             Total                                                   7,112,500
                                                                  ------------
BANKS & SAVINGS INSTITUTIONS - 15.3%
   243,230   AmSouth Bancorporation                                  5,487,877
   130,000   Bank of America Corp.                                   7,605,000
   300,000   Bank of New York Co., Inc.                             11,962,500
   322,500   Citigroup Inc.                                         17,374,687
   175,000   First Financial Bancorp                                 3,926,563
   165,000   First Tennessee National Corp.                          5,424,375
   200,000   Mellon Bank Corp.                                       7,287,500
   160,000   North Fork Bancorporation, Inc.                         3,220,000
   100,000   PNC Bank Corp.                                          5,575,000
   100,000   TCF Financial Corp.                                     2,831,250
   250,000   Union Planters Corp.                                   10,656,250
                                                                  ------------
             Total                                                  81,351,002
                                                                  ------------
CHEMICALS - 2.2%
   275,000   Monsanto Co.                                           11,601,562
                                                                  ------------
DIVERSIFIED - 1.1%
   100,000   Allied-Signal, Inc.                                     5,981,250
                                                                  ------------
DRUGS - 11.5%
   200,000   American Home Products Corp.                           10,400,000
   260,000   Bristol-Myers Squibb Co.                               18,996,250
   207,000   Merck & Co., Inc.                                      16,249,500
   240,000   Smithkline Beecham Corp., ADR                          15,960,000
                                                                  ------------
             Total                                                  61,605,750
                                                                  ------------
ELECTRICAL EQUIPMENT - 3.7%
   150,000   General Electric Co.                                   19,500,000
                                                                  ------------
ELECTRONICS - 7.7%
   540,000   Intel Corp.                                            41,411,250
                                                                  ------------
ENERGY - 2.2%
   100,000   Duke Energy Corp.                                       5,068,750
   190,000   Texas Utilities Co.                                     6,804,375
                                                                  ------------
             Total                                                  11,873,125
                                                                  ------------
HOUSEHOLD PRODUCTS - 7.0%
   230,000   Gillette Co.                                            9,243,125
   260,000   Procter & Gamble Co.                                   28,080,000
                                                                  ------------
             Total                                                  37,323,125
                                                                  ------------
INSURANCE - 2.8%
   170,000   Cincinnati Financial Corp.                              5,695,000
   600,000   Ohio Casualty Corp.                                     9,243,750
                                                                  ------------
             Total                                                  14,938,750
                                                                  ------------
MANUFACTURING - 2.2%
   160,000   Lucent Technologies Inc.                               11,690,000
                                                                  ------------
MISC. FINANCIAL SERVICES - 2.1%
    75,000   American Express Co.                                   11,348,438
                                                                  ------------
OFFICE & BUSINESS EQUIPMENT - 7.3%
   380,000   International Business Machines Corp.                  39,163,750
                                                                  ------------
OIL - 9.2%
    70,000   Atlantic Richfield Co.                                  6,746,250
   148,000   Mobil Corp.                                            15,438,250
   156,000   Royal Dutch Petroleum Co., ADR                          9,048,000
   300,000   Texaco, Inc.                                           18,281,250
                                                                  ------------
             Total                                                  49,513,750
                                                                  ------------
PHOTO EQUIPMENT & SUPPLIES - 0.8%
    70,000   Eastman Kodak Co.                                       4,331,250
                                                                  ------------
RETAILING & APPAREL - 1.8%
   200,000   Federated Department Stores, Inc. *<F50>                9,412,500
                                                                  ------------
TELECOMMUNICATIONS - 11.3%
   253,500   AT&T Corp.                                             14,164,312
   800,000   BroadWing Inc. *<F50>                                  23,300,000
    67,000   Cable & Wireless Communications
               PLC, ADR                                              2,663,250
   152,000   GTE Corp.                                              11,096,000
   195,000   Vodafone AirTouch PLC, ADR                              9,201,562
                                                                  ------------
             Total                                                  60,425,124
                                                                  ------------
TOBACCO - 1.7%
   350,000   Philip Morris Cos., Inc.                                9,209,375
                                                                  ------------
UTILITIES - ELECTRIC - 2.3%
   250,000   Cinergy Corp.                                           6,328,125
   190,000   GPU, Inc.                                               6,080,000
                                                                  ------------
             Total                                                  12,408,125
                                                                  ------------
TOTAL COMMON STOCKS
  (IDENTIFIED COST $276,942,111)                                   525,940,939
                                                                  ------------
SHORT-TERM INVESTMENT - 0.5%

REPURCHASE AGREEMENT - 0.5%
$2,868,000   Donaldson, Lufkin and Jenrette
               Securities Corp., 5.70%, dated
               11/30/1999, due 12/1/1999, repurchase
               price $2,868,454 (Collateralized by
               U.S. Government Securities)                           2,868,000
                                                                  ------------
TOTAL SHORT-TERM INVESTMENT
  (IDENTIFIED COST $2,868,000)                                       2,868,000
                                                                  ------------
TOTAL INVESTMENTS - 98.8%
  (IDENTIFIED COST $279,810,111)                                   528,808,939
                                                                  ------------
OTHER ASSETS, LESS LIABILITIES - 1.2%                                6,498,094
                                                                  ------------
TOTAL NET ASSETS - 100.0%                                         $535,307,033
                                                                  ------------
                                                                  ------------

*<F50>  Non-income producing

ADR  --  American Depository Receipt
PLC  --  Public Limited Company

                      (See Notes to Financial Statements.)

Firstar Stellar Science & Technology Fund     November 30, 1999

 SHARES, PRINCIPAL
AMOUNT OR CONTRACTS                                                      VALUE
-------------------                                                      -----

COMMON STOCKS - 95.7%

COMPUTER PERIPHERAL - 4.3%
    10,681   EMC Corp. *<F51>                                         $892,564
    10,900   Lexmark International
               Group, Inc.,  Class A *<F51>                            904,700
                                                                   -----------
             Total                                                   1,797,264
                                                                   -----------
COMPUTER PRODUCTS & SERVICES - 20.5%
    10,600   America Online, Inc. *<F51>                               770,813
     4,500   Ariba, Inc. *<F51>                                        812,531
     4,100   Brocade Communications Systems, Inc. *<F51>             1,193,431
    10,300   Cisco Systems, Inc. *<F51>                                918,631
     7,700   F5 Networks, Inc. *<F51>                                  871,063
     3,700   Foundry Networks, Inc. *<F51>                             869,962
    13,600   iXL Enterprises, Inc. *<F51>                              489,600
     3,600   Juniper Networks, Inc.                                    997,650
     3,500   SonicWALL, Inc. *<F51>                                    119,656
    13,100   Vixel Corp. *<F51>                                        445,400
     5,500   Yahoo! Inc. *<F51>                                      1,170,547
                                                                   -----------
             Total                                                   8,659,284
                                                                   -----------
COMPUTERS - 4.6%
     4,500   Apple Computer, Inc. *<F51>                               440,438
    10,100   Dell Computer Corp. *<F51>                                434,300
     8,100   Sun Microsystems, Inc. *<F51>                           1,071,225
                                                                   -----------
             Total                                                   1,945,963
                                                                   -----------
COMPUTER SOFTWARE - 22.9%
    12,700   Adobe Systems Inc.                                        872,331
    11,500   BMC Software, Inc. *<F51>                                 839,218
    14,400   BroadVision, Inc. *<F51>                                1,340,100
     9,800   Citrix Systems, Inc. *<F51>                               929,775
    10,800   Computer Associates International, Inc.                   702,000
     5,700   Inktomi Corp. *<F51>                                      735,656
     9,900   Microsoft Corp. *<F51>                                    901,364
    11,500   Oracle Corp. *<F51>                                       780,469
    13,400   Siebel Systems, Inc. *<F51>                               939,675
    12,400   Symantec Corp. *<F51>                                     578,925
    11,450   VERITAS Software Corp. *<F51>                           1,048,078
                                                                   -----------
             Total                                                   9,667,591
                                                                   -----------
DRUGS - 8.4%
     7,000   American Home Products Corp.                              364,000
     5,200   Biogen, Inc. *<F51>                                       379,925
     6,100   Eli Lilly and Co.                                         437,675
     4,600   MedImmune, Inc. *<F51>                                    552,863
     6,200   Merck & Co., Inc.                                         486,700
     9,100   Schering-Plough Corp.                                     465,238
     5,500   Warner-Lambert Co.                                        493,281
    10,100   Watson Pharmaceuticals, Inc. *<F51>                       375,594
                                                                   -----------
             Total                                                   3,555,276
                                                                   -----------
ELECTRONICS - 0.1%
       500   Finisar Corp. *<F51>                                       57,625
                                                                   -----------
ELECTRONICS - SEMICONDUCTORS - 15.1%
     5,200   Applied Materials, Inc. *<F51>                            506,675
     2,500   Chartered Semiconductor
               Manufacturing Ltd., ADR *<F51>                          133,125
     7,300   Intel Corp.                                               559,819
     5,400   JDS Uniphase Corp. *<F51>                               1,235,250
     9,300   PMC-Sierra, Inc. *<F51>                                   958,481
     7,300   QLogic Corp. *<F51>                                       825,812
     8,100   SDL, Inc. *<F51>                                        1,318,275
    18,400   Vitesse Semiconductor Corp. *<F51>                        829,150
                                                                   -----------
             Total                                                   6,366,587
                                                                   -----------
ELECTRONIC TECHNOLOGY - 1.9%
     8,400   Texas Instruments Inc.                                    807,250
                                                                   -----------
MEDICAL PRODUCTS & SERVICES - 4.2%
    11,000   Amgen Inc. *<F51>                                         501,562
    17,000   Anika Therapeutics, Inc. *<F51>                           106,250
     9,000   Genzyme Corp. *<F51>                                      324,000
     4,400   Johnson & Johnson                                         456,500
    10,400   Medtronic, Inc.                                           404,300
                                                                   -----------
             Total                                                   1,792,612
                                                                   -----------
SPDRS - 0.7%
     6,300   AMEX Select Sector SPDR
               Technology Fund                                         294,033
                                                                   -----------
TELECOMMUNICATIONS & EQUIPMENT - 13.0%
     9,300   CenturyTel, Inc.                                          427,800
     7,400   Comverse Technology, Inc. *<F51>                          894,475
     5,000   Copper Mountain Networks, Inc. *<F51>                     417,188
     4,000   Lucent Technologies, Inc.                                 292,250
     6,700   MCI WorldCom, Inc. *<F51>                                 554,257
     6,100   Nokia Corp.,  ADR                                         846,269
     3,600   QUALCOMM Inc. *<F51>                                    1,304,325
     8,400   VoiceStream Wireless Corp. *<F51>                         774,900
                                                                   -----------
             Total                                                   5,511,464
                                                                   -----------
TOTAL COMMON STOCKS
  (IDENTIFIED COST $30,629,738)                                     40,454,949
                                                                   -----------
PUT OPTIONS PURCHASED - 0.0%
     2,000   Apple Computer, Inc., expires
               12/18/1999, exercise price $70                              250
                                                                   -----------
TOTAL PUT OPTIONS PURCHASED
  (IDENTIFIED COST $10,600)                                                250
                                                                   -----------
SHORT-TERM INVESTMENT - 6.8%

REPURCHASE AGREEMENT - 6.8%
$2,897,000   Donaldson, Lufkin and Jenrette
               Securities Corp., 5.70%, dated
               11/30/1999, due 12/1/1999,
               repurchase price $2,897,459
               (Collateralized by U.S.
               Government Securities)                                2,897,000
                                                                   -----------
TOTAL SHORT-TERM INVESTMENT
  (IDENTIFIED COST $2,897,000)                                       2,897,000
                                                                   -----------
TOTAL INVESTMENTS - 102.5%
  (IDENTIFIED COST $33,526,738)                                     43,352,199
                                                                   -----------
LIABILITIES, LESS OTHER ASSETS - (2.5)%                             (1,071,486)
                                                                   -----------
TOTAL NET ASSETS - 100.0%                                          $42,280,713
                                                                   -----------
                                                                   -----------
SCHEDULE OF CALL OPTIONS WRITTEN
        30   Dell Computer Corp., expires
               12/18/1999, exercise price $45                           $2,813
        50   Inktomi Corp., expires 12/18/1999,
               exercise price $105                                     123,750
        20   Lucent Technologies, Inc., expires
               12/18/1999, exercise price $65                           16,500
         5   QUALCOMM Inc., expires 12/18/1999,
               exercise price $330                                      22,250
         5   QUALCOMM Inc., expires 4/22/2000,
               exercise price $420                                      26,500
                                                                   -----------
TOTAL CALL OPTIONS WRITTEN
  (PREMIUMS RECEIVED $89,124)                                          191,813
                                                                   -----------
SCHEDULE OF PUT OPTIONS WRITTEN
        30   International Business Machines Corp.,
               expires 1/22/2000, exercise price $95                     9,375
        15   JDS Uniphase Corp., expires 12/18/1999,
               exercise price $210                                      14,437
        10   MCI WorldCom, Inc., expires 12/18/1999,
               exercise price $85                                        4,125
                                                                   -----------
TOTAL PUT OPTIONS WRITTEN
  (PREMIUMS RECEIVED $16,127)                                           27,937
                                                                   -----------
TOTAL OPTIONS WRITTEN
  (PREMIUMS RECEIVED $105,251)                                        $219,750
                                                                   -----------
                                                                   -----------

*<F51>  Non-income producing

ADR -- American Depository Receipt

                      (See Notes to Financial Statements.)

Firstar Stellar Fund       November 30, 1999

SHARES OR
PRINCIPAL AMOUNT                                                         VALUE
----------------                                                         -----
U.S. EQUITIES - 25.3%

BASIC INDUSTRY - 0.3%

CHEMICALS - 0.1%
     1,000   Dow Chemical Co.                                         $117,125
                                                                   -----------
METALS & MINING - 0.2%
     2,600   Alcoa Inc.                                                170,300
                                                                   -----------
TOTAL BASIC INDUSTRY                                                   287,425
                                                                   -----------
CAPITAL GOODS - 6.9%

COMPUTER PERIPHERAL - 0.4%
     4,000   Lexmark International
               Group, Inc., Class A*<F52>                              332,000
                                                                   -----------
COMPUTERS & SOFTWARE - 4.5%
     4,000   BMC Software, Inc. *<F52>                                 291,250
    14,800   Lucent Technologies Inc.                                1,081,325
    16,950   Oracle Corp. *<F52>                                     1,149,422
    10,800   Sun Microsystems, Inc. *<F52>                           1,428,300
                                                                   -----------
             Total                                                   3,950,297
                                                                   -----------
ELECTRICAL EQUIPMENT - 0.8%
     5,400   Emerson Electric Co.                                      307,800
     2,700   General Electric Co.                                      351,000
                                                                   -----------
             Total                                                     658,800
                                                                   -----------
ELECTRONICS - 1.2%
    14,000   Intel Corp.                                             1,073,625
                                                                   -----------
TOTAL CAPITAL GOODS                                                  6,014,722
                                                                   -----------
CONSUMER CYCLICAL - 3.1%

RETAILING & APPAREL - 3.1%
    10,000   Dayton Hudson Corp.                                       705,625
    18,000   Gap (The), Inc.                                           729,000
     9,000   Safeway, Inc. *<F52>                                      331,875
    16,800   Wal-Mart Stores, Inc.                                     968,100
                                                                   -----------
             Total                                                   2,734,600
                                                                   -----------
TOTAL CONSUMER CYCLICAL                                              2,734,600
                                                                   -----------

CONSUMER STAPLES - 1.6%

FOOD & BEVERAGE - 0.8%
    18,000   Sysco Corp.                                               685,125
                                                                   -----------
HOUSEHOLD PRODUCTS - 0.6%
     5,000   Procter & Gamble Co.                                      540,000
                                                                   -----------
TOBACCO - 0.2%
     5,000   Philip Morris Cos., Inc.                                  131,562
                                                                   -----------
TOTAL CONSUMER STAPLES                                               1,356,687
                                                                   -----------
DIVERSIFIED - 0.5%
     7,000   Allied-Signal, Inc.                                       418,688
                                                                   -----------
ENERGY - 2.0%

ENERGY - 0.5%
     8,044   SBC Communications, Inc.                                  417,785
                                                                   -----------
ENERGY SERVICE & EQUIPMENT - 0.1%
     2,000   Schlumberger Ltd.                                         120,125
                                                                   -----------
INTERNATIONAL OIL - 1.1%
     5,200   Chevron Corp.                                             460,525
     5,000   Mobil Corp.                                               521,562
                                                                   -----------
             Total                                                     982,087
                                                                   -----------
NATURAL GAS - 0.3%
     8,500   Coastal Corp.                                             299,625
                                                                   -----------
TOTAL ENERGY                                                         1,819,622
                                                                   -----------
FINANCE - 2.9%

INSURANCE - 0.9%
     7,500   American International Group, Inc.                        774,375
                                                                   -----------
OTHER FINANCE - 2.0%
     9,967   Citigroup Inc.                                            536,972
     7,200   Fannie Mae                                                479,700
     6,000   Morgan Stanley, Dean Witter & Co.                         723,750
                                                                   -----------
             Total                                                   1,740,422
                                                                   -----------
TOTAL FINANCE                                                        2,514,797
                                                                   -----------
HEALTH CARE - 3.0%

MEDICAL DEVICES - 1.1%
    13,000   Guidant Corp.                                             650,000
     7,762   Medtronic, Inc.                                           301,748
                                                                   -----------
             Total                                                     951,748
                                                                   -----------
PHARMACEUTICALS - 1.9%
     6,500   American Home Products Corp.                              338,000
     8,000   Bristol-Myers Squibb Co.                                  584,500
    10,500   Pfizer Inc.                                               379,969
    10,000   Watson Pharmaceuticals, Inc. *<F52>                       371,875
                                                                   -----------
             Total                                                   1,674,344
                                                                   -----------
TOTAL HEALTH CARE                                                    2,626,092
                                                                   -----------
MUTUAL FUND - 1.7%
    77,865   Gateway Cincinnati Fund                                 1,523,813
                                                                   -----------
REAL ESTATE - 2.1%
    30,000   Cadillac Fairview Corp. *<F52>                            615,000
    15,000   Catellus Development Corp. *<F52>                         194,062
    16,500   Starwood Hotels & Resorts
               Worldwide, Inc.                                         368,156
    42,000   TrizecHahn Corp.                                          690,375
                                                                   -----------
TOTAL REAL ESTATE                                                    1,867,593
                                                                   -----------
TELECOMMUNICATIONS - 1.2%
     5,600   GTE Corp.                                                 408,800
     8,000   MCI Worldcom, Inc. *<F52>                                 661,500
                                                                   -----------
TOTAL TELECOMMUNICATIONS                                             1,070,300
                                                                   -----------
TOTAL U.S. EQUITIES
  (IDENTIFIED COST $10,890,295)                                     22,234,339
                                                                   -----------
INTERNATIONAL SECURITIES - 24.0%

INTERNATIONAL EQUITIES - 22.2%

ARGENTINA - 0.2%
     4,200   YPF Sociedad Anonima, ADR                                 161,700
                                                                   -----------
AUSTRALIA - 0.9%
     2,900   National Australia Bank, Ltd.,
               Melbourne, ADR                                          210,069
    11,900   News Corp., Ltd., ADR                                     407,575
     6,700   News Corp., Ltd., ADR, Preferred                          207,281
                                                                   -----------
             Total                                                     824,925
                                                                   -----------
CANADA - 1.5%
     4,000   Alcan Aluminum, Ltd.                                      136,000
     5,000   Bank of Montreal Que                                      179,688
    10,400   Nortel Networks Corp.                                     769,600
     5,000   Seagram Co. Ltd.                                          217,812
                                                                   -----------
             Total                                                   1,303,100
                                                                   -----------
DENMARK - 0.3%
     4,500   Novo-Nordisk, ADR                                         295,875
                                                                   -----------
FINLAND - 1.3%
     8,000   OY Nokia AB, Class A, ADR                               1,105,500
                                                                   -----------
FRANCE - 1.8%
    10,000   Alcatel Alsthom, ADR                                      380,625
     8,000   AXA-UAP, ADR                                              534,500
     3,000   Danone, ADR                                               141,187
     1,900   Elf Aquitaine SA, ADR                                     147,012
     6,000   Rhone-Poulenc, ADR                                        369,375
                                                                   -----------
             Total                                                   1,572,699
                                                                   -----------
GERMANY, FEDERAL REPUBLIC OF - 2.2%
       470   Celanese AG                                                 7,285
     3,000   Commerzbank AG, Frankfurt, ADR                             97,416
     5,500   DaimlerChrysler AG                                        374,687
     4,700   Hoechst AG, ADR                                           209,557
     2,000   Mannesmann AG, ADR                                        415,643
     8,000   SAP AG, ADR                                               268,500
     3,500   Siemens AG, ADR                                           352,763
     3,500   Veba AG, ADR                                              171,937
                                                                   -----------
             Total                                                   1,897,788
                                                                   -----------
HONG KONG - 0.3%
    25,000   Sun Hung Kai Properties Ltd., ADR                         228,547
                                                                   -----------
ITALY - 0.8%
    20,000   Luxottica Group S.p.A., ADR                               350,000
     3,100   Telecom Italia S.p.A., ADR                                334,412
                                                                   -----------
             Total                                                     684,412
                                                                   -----------
JAPAN - 1.0%
       500   Bridgestone Corp., ADR                                    123,306
     7,300   Canon, Inc., ADR                                          215,350
     2,800   Sony Corp., ADR                                           515,725
                                                                   -----------
             Total                                                     854,381
                                                                   -----------
MEXICO - 0.2%
     2,300   Telefonos de Mexico, Class L, ADR                         212,894
                                                                   -----------
NETHERLANDS - 3.4%
    24,397   ABN-AMRO Holdings NV, ADR                                 596,202
     2,800   Equant NV, ADR *<F52>                                     263,900
     9,400   Fortis Amev NV, ADR                                       322,085
     4,000   Heineken NV, ADR                                          193,322
     8,500   ING Groep NV, ADR                                         480,250
     8,000   Koninklijke Ahold NV, ADR                                 256,000
     3,220   Koninklijke Philips Electronics NV, ADR                   384,790
     2,500   Royal Dutch Petroleum Co., ADR                            145,000
     5,714   Unilever NV, ADR                                          311,056
                                                                   -----------
             Total                                                   2,952,605
                                                                   -----------
SPAIN - 0.5%
     6,600   Repsol SA, ADR                                            143,550
     5,692   Telefonica SA, ADR                                        353,592
                                                                   -----------
             Total                                                     497,142
                                                                   -----------
SWEDEN - 0.9%
    12,500   Telefonaktiebolaget LM Ericsson,
               Class B, ADR                                            602,344
     8,000   Volvo AB, ADR                                             192,000
                                                                   -----------
             Total                                                     794,344
                                                                   -----------
SWITZERLAND - 1.5%
     1,500   Nestle SA, ADR                                            134,925
     3,500   Novartis AG, ADR                                          272,695
     2,000   Roche Holding AG, ADR                                     241,376
    16,500   UBS AG, ADR                                               225,583
       800   Zurich Allied AG                                          458,105
                                                                   -----------
             Total                                                   1,332,684
                                                                   -----------
UNITED KINGDOM - 5.4%
     4,036   AstraZeneca Group plc, ADR                                179,602
     9,000   BP Amoco PLC, ADR                                         548,438
     5,000   Barclays Bank PLC, London, ADR                            581,563
     4,000   British Sky Broadcasting Group plc, ADR                   312,000
    13,800   Cable & Wireless
               Communications PLC, ADR                                 548,550
     2,500   COLT Telecom Group plc, ADR *<F52>                        372,812
     4,500   Glaxo Wellcome PLC, ADR                                   267,469
     5,000   Reuters Holdings PLC, ADR                                 327,500
     4,000   Smithkline Beecham Corp., ADR                             266,000
     6,000   TeleWest Communications plc, ADR *<F52>                   291,750
    15,000   Vodafone AirTouch PLC, ADR                                707,812
     4,000   WPP Group plc, ADR                                        290,000
                                                                   -----------
             Total                                                   4,693,496
                                                                   -----------
TOTAL INTERNATIONAL EQUITIES                                        19,412,092
                                                                   -----------
CLOSED-END INVESTMENT COMPANIES - 1.8%
     8,000   Italy Fund, Inc. (The)                                    115,500
    20,000   Japan Equity Fund, Inc. (The)                             190,000
    13,500   Mexico Fund (The)                                         220,219
    53,300   Morgan Stanley Asia-Pacific Fund                          556,319
    45,100   Templeton Dragon Fund, Inc.                               405,900
     6,500   WEBS Italy Index Fund, Inc.                               140,562
                                                                   -----------
TOTAL CLOSED-END INVESTMENT COMPANIES                                1,628,500
                                                                   -----------
TOTAL INTERNATIONAL SECURITIES
  (IDENTIFIED COST $13,487,145)                                     21,040,592
                                                                   -----------
REAL ESTATE INVESTMENT TRUSTS - 14.7%
    13,000   Apartment Investment and
               Management Co.                                          483,438
    26,071   Archstone Communities Trust                               523,049
    23,756   Avalonbay Communities, Inc.                               769,101
    30,000   BRE Properties, Inc., Class A                             690,000
    18,000   Bedford Property Investors, Inc.                          308,250
    12,000   Boston Properties, Inc.                                   339,750
    10,000   Brandywine Realty Trust                                   168,125
    15,000   CBL & Associates Properties, Inc.                         327,187
    15,000   CBL & Associates Properties, Inc., Rights                       0
    13,000   Camden Property Trust                                     347,750
    12,000   CarrAmerica Realty Corp.                                  249,000
    15,000   Chelsea GCA Realty, Inc.                                  464,063
    24,000   Duke-Weeks Realty Corp.                                   444,000
    25,000   EastGroup Properties, Inc.                                434,375
    22,875   Equity Office Properties Trust                            501,820
     9,000   Equity Residential Properties Trust                       361,688
    10,000   Healthcare Realty Trust, Inc.                             165,625
    38,000   Host Marriott Corp.                                       353,875
    36,000   JDN Realty Corp.                                          591,750
    22,250   Kimco Realty Corp.                                        739,813
    12,000   Koger Equity, Inc.                                        188,250
    35,000   LaSalle Hotel Properties                                  415,625
     5,000   Lexington Corporate Properties Trust                       52,812
    13,000   Liberty Property Trust                                    296,562
    25,000   Mack-Cali Realty Corp.                                    617,187
    21,000   MeriStar Hospitality Corp.                                325,500
    32,000   Pacific Gulf Properties, Inc.                             644,000
    12,000   Public Storage, Inc.                                      273,750
     8,000   Realty Income Corp.                                       174,500
    18,080   Simon DeBartolo Group, Inc.                               421,490
     5,000   Spieker Properties, Inc.                                  175,000
     7,000   Storage USA, Inc.                                         189,000
    16,800   Summit Properties, Inc.                                   306,600
    14,000   Vornado Realty Trust                                      441,875
                                                                   -----------
TOTAL REAL ESTATE INVESTMENT TRUSTS
  (IDENTIFIED COST $13,211,467)                                     12,784,810
                                                                   -----------
FIXED INCOME OBLIGATIONS - 21.7%

AUTOMOTIVE & RELATED - 0.5%
  $200,000   Ford Motor Credit Corp.,
               Unsecd. Note, 6.11%, 12/28/2001                         197,716
   250,000   Ford Motor Co., Unsecd. Note,
               6.375%, 2/1/2029                                        214,275
                                                                   -----------
             Total                                                     411,991
                                                                   -----------
CLOSED-END INVESTMENT COMPANY - 0.6%
    50,000   First Commonwealth Fund Inc.                              487,500
                                                                   -----------
ENERGY - 0.3%
  $250,000   Ashland, Inc., Unsecd. Note, Series F,
               7.90%, 8/5/2006                                         251,757
                                                                   -----------
FINANCE - 4.1%
   250,000   Bear Stearns Companies Inc. (The),
               Unsecd. Note, 6.45%, 8/1/2002                           246,900
 1,000,000   Citigroup Inc., Note, 9.50%, 3/1/2002                   1,055,359
   250,000   International Lease Finance Corp.,
               Unsecd. Note, 8.375%, 12/15/2004                        263,299
 1,000,000   Lehman Brothers Holdings, Inc.,
               Note, 6.50%, 10/1/2002                                  983,290
   200,000   Merrill Lynch & Co., Inc.,
               6.25%, 10/15/2008                                       185,871
   500,000   Morgan Stanley, Dean Witter & Co.,
               5.625%, 1/20/2004                                       476,568
   365,000   Zurich Capital Trust, Company Guarantee,
               Series 144A, 8.376%, 6/1/2037                           356,890
                                                                   -----------
             Total                                                   3,568,177
                                                                   -----------
FOREIGN - 1.4%
   200,000   TransCanada PipeLines Ltd., Deb.,
               9.875%, 1/1/2021                                        235,530
 1,000,000   TransCanada PipeLines Ltd., Sub. Deb.,
               9.125%, 4/20/2006                                     1,075,320
                                                                   -----------
             Total                                                   1,310,850
                                                                   -----------
INDUSTRIAL - 0.1%
   121,400   Dow Chemical Co., Series 1992-A1,
               7.60%, 1/2/2002                                         122,320
                                                                   -----------
OIL & GAS - 0.4%
   250,000   Chevron Capital USA, Inc.,
               7.45%, 8/15/2004                                        252,417
    50,000   Enron Corp., 7.625%, 9/10/2004                             50,705
                                                                   -----------
             Total                                                     303,122
                                                                   -----------
RETAILING & APPAREL - 0.5%
   500,000   Sears Roebuck Acceptance Corp.,
               Unsecd. Note, 7.00%, 6/15/2007                          481,033
                                                                   -----------
U.S. GOVERNMENT AGENCIES - 5.9%
 1,000,000   Fannie Mae, 5.125%, 2/13/2004                             947,905
   500,000   Fannie Mae, 5.25%, 1/15/2009                              448,975
   332,600   Fannie Mae, 6.00%, 2/25/2011                              311,844
   250,000   Fannie Mae, 6.93%, 9/17/2012                              244,016
   288,298   Fannie Mae, 9.50%, 6/25/2020                              301,362
   750,000   Fannie Mae, 6.50%, 4/25/2023                              717,011
 2,000,000   Federal Home Loan Bank,
               6.00%, 8/15/2002                                      1,982,140
   288,535   Ginnie Mae, 7.50%, 6/15/2027                              288,116
                                                                   -----------
             Total                                                   5,241,369
                                                                   -----------
U.S. TREASURY SECURITIES - 7.3%
   425,000   U.S. Treasury Bond,
               6.00%, 8/15/2009                                        419,821
   685,000   U.S. Treasury Bond,
               9.875%, 11/15/2015                                      900,133
   250,000   U.S. Treasury Bond,
               9.00%, 11/15/2018                                       313,438
 1,850,000   U.S. Treasury Bond,
               6.75%, 8/15/2026                                      1,903,188
   500,000   U.S. Treasury Bond,
               6.125%, 11/15/2027                                      476,563
   250,000   U.S. Treasury Bond,
               6.125%, 8/15/2029                                       244,688
 1,000,000   U.S. Treasury Note,
               5.875%, 10/31/2001                                      997,813
   500,000   U.S. Treasury Note,
               7.50%, 5/15/2002                                        516,563
   400,000   U.S. Treasury Note,
               6.875%, 5/15/2006                                       412,875
 1,000,000   U.S. Treasury Strips,
               Principal Only, 0.00%, 11/15/2027                       172,316
                                                                   -----------
             Total                                                   6,357,398
                                                                   -----------
UTILITIES - 0.6%
   500,000   Enserch Corp., Unsecd. Note,
               6.25%, 1/1/2003                                         487,860
                                                                   -----------
TOTAL FIXED INCOME OBLIGATIONS
  (IDENTIFIED COST $19,632,320)                                     19,023,377
                                                                   -----------
SHORT-TERM INVESTMENTS - 10.9%

MUTUAL FUNDS - 4.5%
   500,000   Flex Funds                                                500,000
 1,000,000   Government Money Market Fund                            1,000,000
 2,500,000   RNC Money Market Fund                                   2,500,000
                                                                   -----------
             Total                                                   4,000,000
                                                                   -----------
REPURCHASE AGREEMENT - 5.1%
$4,448,000   Donaldson, Lufkin and Jenrette
               Securities Corp., 5.70%, dated
               11/30/1999, due 12/1/1999,
               repurchase price $4,448,704
               (Collateralized by U.S.
               Government Securities)                                4,448,000
                                                                   -----------
U.S. GOVERNMENT AGENCIES - 1.3%
   154,084   Freddie Mac, 6.25%, 7/15/2005                             153,889
 1,000,000   Sallie Mae, 5.251%, 3/7/2001                              994,161
                                                                   -----------
             Total                                                   1,148,050
                                                                   -----------
TOTAL SHORT-TERM INVESTMENTS
  (IDENTIFIED COST $9,598,149)                                       9,596,050
                                                                   -----------
TOTAL INVESTMENTS - 96.6%
  (IDENTIFIED COST $66,819,376)                                     84,679,168
                                                                   -----------
OTHER ASSETS, LESS LIABILITIES - 3.4%                                2,944,215
                                                                   -----------
TOTAL NET ASSETS - 100.0%                                          $87,623,383
                                                                   -----------
                                                                   -----------

*<F52>  Non-income producing

ADR  --  American Depository Receipt
PLC  --  Public Limited Company

                      (See Notes to Financial Statements.)

Firstar Stellar Capital Appreciation Fund       November 30, 1999

SHARES OR
PRINCIPAL AMOUNT                                                         VALUE
----------------                                                         -----
COMMON STOCKS - 98.9%

AEROSPACE & DEFENSE - 1.3%
    17,300   General Dynamics Corp.                                   $892,031
     4,000   Litton Industries, Inc. *<F53>                            179,250
                                                                   -----------
             Total                                                   1,071,281
                                                                   -----------
AIRLINES - 0.5%
    12,000   Alaska Air Group, Inc. *<F53>                             456,000
                                                                   -----------
APPLIANCES - 0.9%
    16,000   Maytag Corp.                                              763,000
                                                                   -----------
AUTOMOTIVE & RELATED - 0.6%
     2,000   Arvin Industries, Inc.                                     53,125
     3,000   Bandag, Inc.                                               72,750
     7,500   Lear Corp. *<F53>                                         247,969
     8,000   Meritor Automotive, Inc.                                  137,000
                                                                   -----------
             Total                                                     510,844
                                                                   -----------
BANKING - 6.5%
    13,000   Astoria Financial Corp.                                   409,906
    13,650   Charter One Financial, Inc.                               296,034
    25,000   City National Corp.                                       901,563
    13,000   Dime Bancorp, Inc.                                        237,250
    26,000   First Tennessee National Corp.                            854,750
    40,000   Hibernia Corp.                                            507,500
    11,000   Marshall & Ilsley Corp.                                   736,313
    17,000   North Fork Bancorporation, Inc.                           342,125
    20,000   Sovereign Bancorp, Inc.                                   177,500
    17,000   Zions Bancorporation                                    1,097,563
                                                                   -----------
             Total                                                   5,560,504
                                                                   -----------
BUILDING & CONSTRUCTION - 3.5%
    14,400   Astec Industries, Inc. *<F53>                             358,200
    16,000   Granite Construction Inc.                                 304,000
    24,000   Jacobs Engineering Group Inc. *<F53>                      754,500
    18,000   Martin Marietta Materials, Inc.                           682,875
     5,000   Rayonier Inc.                                             222,187
     6,000   Southdown, Inc.                                           277,125
     6,500   U.S.G. Corp. *<F53>                                       322,562
     3,000   York International Corp.                                   66,937
                                                                   -----------
             Total                                                   2,988,386
                                                                   -----------
BUSINESS SERVICES - 0.2%
     5,000   Kelly Services, Inc., Class A                             131,094
                                                                   -----------
CHEMICALS - 1.1%
    15,000   Airgas, Inc. *<F53>                                       146,250
    20,000   Albemarle Corp.                                           387,500
     3,000   Fuller (H.B.) Co.                                         163,500
     3,000   Lubrizol Corp. (The)                                       82,125
     3,000   Minerals Technologies Inc.                                118,500
                                                                   -----------
             Total                                                     897,875
                                                                   -----------
COMMERCIAL SERVICES - 0.2%
     4,000   Ogden Corp.                                                52,000
     6,500   Quintiles Transnational Corp. *<F53>                      143,406
                                                                   -----------
             Total                                                     195,406
                                                                   -----------
COMPUTER PRODUCTS & SERVICES - 5.7%
    10,000   Keane, Inc. *<F53>                                        270,000
    35,000   Lexmark International Group, Inc.,
               Class A *<F53>                                        2,905,000
     5,000   NCR Corp. *<F53>                                          164,062
     5,000   SunGard Data Systems Inc. *<F53>                          111,250
    20,000   Siebel Systems, Inc. *<F53>                             1,402,500
                                                                   -----------
             Total                                                   4,852,812
                                                                   -----------
COMPUTERS & SOFTWARE - 11.6%
    10,000   Citrix Systems, Inc. *<F53>                               948,750
    10,000   Electronic Arts, Inc. *<F53>                            1,048,750
    58,000   InterVoice-Brite, Inc. *<F53>                             873,625
    37,500   Intuit, Inc. *<F53>                                     1,875,000
    12,000   Legato Systems, Inc. *<F53>                               810,375
    16,000   Mentor Graphics Corp. *<F53>                              144,000
     6,000   Network Associates, Inc. *<F53>                           151,500
     7,000   Rational Software Corp. *<F53>                            357,875
    32,000   Sterling Software, Inc. *<F53>                            842,000
    10,000   Symantec Corp. *<F53>                                     466,875
     4,000   Synopsys, Inc. *<F53>                                     289,500
    22,500   VERITAS Software Corp. *<F53>                           2,060,156
                                                                   -----------
             Total                                                   9,868,406
                                                                   -----------
CONSUMER NON-DURABLES - 0.7%
    13,000   Cintas Corp.                                              597,188
                                                                   -----------
CONSUMER PRODUCTS - 0.2%
     5,000   Church & Dwight Co., Inc.                                 140,000
                                                                   -----------
CONTAINERS - 0.3%
    12,000   Sonoco Products Co.                                       276,000
                                                                   -----------
DATA PROCESSING - 1.0%
    15,000   Fiserv, Inc. *<F53>                                       532,500
    30,000   Informix Corp. *<F53>                                     330,000
                                                                   -----------
             Total                                                     862,500
                                                                   -----------
DENTAL SUPPLIES & EQUIPMENT - 0.1%
     5,000   DENTSPLY International Inc.                               119,687
                                                                   -----------
DRUGS - 3.9%
    13,000   Biogen, Inc. *<F53>                                       949,813
    11,000   Forest Laboratories, Inc. *<F53>                          563,062
    18,000   IVAX Corp. *<F53>                                         365,625
    20,000   Mylan Laboratories, Inc.                                  471,250
    26,000   Watson Pharmaceuticals, Inc. *<F53>                       966,875
                                                                   -----------
             Total                                                   3,316,625
                                                                   -----------
ELECTRICAL PRODUCTS & INSTRUMENTS - 1.4%
    15,000   Arrow Electronics, Inc. *<F53>                            343,125
    10,000   Molex Inc.                                                505,000
     4,000   Sanmina Corp. *<F53>                                      384,500
                                                                   -----------
             Total                                                   1,232,625
                                                                   -----------
ELECTRONICS - SEMICONDUCTORS - 4.7%
    15,000   Cypress Semiconductor Corp. *<F53>                        408,750
    15,000   Integrated Device Technology, Inc. *<F53>                 353,438
     9,000   Linear Technology Corp.                                   639,563
     7,000   Microchip Technology Inc. *<F53>                          443,625
     4,000   QLogic Corp. *<F53>                                       452,500
    18,750   Vishay Intertechnology, Inc. *<F53>                       542,578
    10,000   Vitesse Semiconductor Corp. *<F53>                        450,625
     7,500   Xilinx, Inc. *<F53>                                       671,250
                                                                   -----------
             Total                                                   3,962,329
                                                                   -----------
ENTERTAINMENT - 0.1%
     5,000   Mandalay Resort Group *<F53>                              116,562
                                                                   -----------
FINANCE - 5.5%
     8,000   Ambac Financial Group, Inc.                               436,000
    17,000   Edwards (AG), Inc.                                        505,750
    24,000   Finova Group, Inc.                                        892,500
    12,000   GreenPoint Financial Corp.                                303,750
    11,000   Investment Technology Group, Inc.                         294,938
    11,000   Jefferies Group, Inc.                                     218,625
    24,450   Old Kent Financial Corp.                                  991,753
    30,000   Pinnacle West Capital Corp.                               995,625
                                                                   -----------
             Total                                                   4,638,941
                                                                   -----------
FOOD & BEVERAGE - 1.9%
     8,000   Hormel Foods Corp.                                        356,500
    12,500   IBP, inc.                                                 275,781
    25,000   Tyson Foods, Inc.                                         434,375
    26,000   Universal Foods Corp.                                     552,500
                                                                   -----------
             Total                                                   1,619,156
                                                                   -----------
HEALTH CARE SERVICES & SUPPLIES - 0.5%
     4,000   Lincare Holdings Inc.                                     113,500
    12,004   Priority Healthcare Corp. *<F53>                          297,099
                                                                   -----------
             Total                                                     410,599
                                                                   -----------
HOME FURNISHINGS - 0.8%
    23,000   Leggett & Platt, Inc.                                     493,062
     7,000   Mohawk Industries, Inc. *<F53>                            174,563
                                                                   -----------
             Total                                                     667,625
                                                                   -----------
INSURANCE - 3.3%
     6,000   Allmerica Financial Corp.                                 331,125
    12,000   American Financial Group, Inc.                            323,250
     6,000   Everest Reinsurance Holdings, Inc.                        142,500
    18,000   Lincoln National Corp.                                    750,375
     9,000   PacificCare Health Systems, Inc., Class B *<F53>          421,312
    17,500   PMI Group, Inc. (The)                                     873,906
                                                                   -----------
             Total                                                   2,842,468
                                                                   -----------
MACHINERY - 1.0%
    10,000   Black & Decker Corp. (The)                                448,750
     4,000   Imation Corp. *<F53>                                      128,750
     2,500   SPX Corp. *<F53>                                          186,250
     2,500   Tecumseh Products Co., Class A                            120,078
                                                                   -----------
             Total                                                     883,828
                                                                   -----------
MANUFACTURED HOUSING - 0.1%
    12,000   Clayton Homes, Inc.                                       122,250
                                                                   -----------
MANUFACTURING - 0.9%
    10,000   Carlisle Cos., Inc.                                       335,625
     5,000   Mark IV Industries, Inc.                                   93,750
     5,000   Pentair, Inc.                                             185,625
     6,000   Trinity Industries, Inc.                                  175,500
                                                                   -----------
             Total                                                     790,500
                                                                   -----------
MEDIA - 1.5%
    20,000   A. H. Belo Corp.                                          360,000
    13,000   Reader's Digest Association, Inc. (The)                   377,000
     6,000   Univision Communications Inc. *<F53>                      525,000
                                                                   -----------
             Total                                                   1,262,000
                                                                   -----------
MEDICAL PRODUCTS & SERVICES - 4.1%
    20,000   Chiron Corp. *<F53>                                       656,250
    20,600   CONMED Corp. *<F53>                                       520,150
    17,500   Genzyme Corp. *<F53>                                      630,000
     5,000   Stryker Corp.                                             284,688
    31,200   Trigon Healthcare, Inc. *<F53>                            918,450
     6,000   VISX, Incorporated *<F53>                                 465,375
                                                                   -----------
             Total                                                   3,474,913
                                                                   -----------
NATURAL GAS - 1.7%
    29,100   Coastal Corp.                                           1,025,775
    11,000   El Paso Energy Corp.                                      423,500
                                                                   -----------
             Total                                                   1,449,275
                                                                   -----------
OIL & GAS - 5.2%
    10,000   Amerada Hess Corp.                                        579,375
     5,000   Conoco Inc. - Class A                                     131,563
     8,000   ENSCO International Inc.                                  160,500
    25,000   Global Marine Inc. *<F53>                                 382,813
     4,000   Murphy Oil Corp.                                          226,000
    10,000   Nabors Industries, Inc. *<F53>                            265,625
     7,000   Noble Affiliates, Inc.                                    154,000
    10,000   Noble Drilling Corp. *<F53>                               278,750
     6,000   Tidewater Inc.                                            191,625
    30,000   Tosco Corp.                                               811,875
    20,000   Transocean Offshore Inc.                                  563,750
    20,000   Valero Energy Corp.                                       415,000
     8,000   Weatherford International, Inc. *<F53>                    279,500
                                                                   -----------
             Total                                                   4,440,376
                                                                   -----------
PAPER & FOREST PRODUCTS - 0.5%
     6,000   Bowater Inc.                                              294,000
     9,000   Glatfelter (P.H.) Co.                                     115,875
                                                                   -----------
             Total                                                     409,875
                                                                   -----------
PLASTICS - 1.3%
    34,000   Spartech Corp.                                          1,073,125
                                                                   -----------
RESTAURANTS - 1.9%
    36,000   Brinker International, Inc. *<F53>                        814,500
     4,000   Outback Steakhouse, Inc. *<F53>                            94,250
     3,000   Papa John's International, Inc. *<F53>                    107,719
    22,050   Sonic Corp. *<F53>                                        595,350
                                                                   -----------
             Total                                                   1,611,819
                                                                   -----------
RETAILING & APPAREL - 3.9%
     7,000   Abercrombie & Fitch Co. *<F53>                            226,625
     5,000   Bed Bath & Beyond Inc. *<F53>                             156,250
    20,000   Best Buy Co., Inc. *<F53>                               1,250,000
     8,000   BJ's Wholesale Club, Inc. *<F53>                          299,000
     5,500   Claire's Stores, Inc.                                     119,281
     5,000   Jones Apparel Group, Inc. *<F53>                          133,438
    10,000   Lowe's Cos., Inc.                                         498,125
     8,000   OfficeMax, Inc. *<F53>                                     49,000
    19,100   Shopko Stores, Inc.                                       433,331
    10,000   Warnaco Group, Inc. (The)                                 123,750
                                                                   -----------
             Total                                                   3,288,800
                                                                   -----------
STEEL PRODUCTS - 0.2%
     8,000   AK Steel Holding Corp.                                    132,500
                                                                   -----------
TECHNOLOGY SERVICES - 0.8%
    30,000   Comdisco, Inc.                                            723,750
                                                                   -----------
TELECOMMUNICATIONS & EQUIPMENT - 8.2%
    15,000   BroadWing Inc. *<F53>                                     436,875
    17,000   CenturyTel, Inc.                                          782,000
    25,000   Comsat Corp.                                              475,000
    10,000   Comverse Technology, Inc. *<F53>                        1,208,750
    17,000   Dycom Industries, Inc. *<F53>                             684,250
     9,500   QUALCOMM Inc. *<F53>                                    3,441,969
                                                                   -----------
             Total                                                   7,028,844
                                                                   -----------
TEXTILES - 0.1%
     8,000   Shaw Industries, Inc. *<F53>                              125,500
                                                                   -----------
TOBACCO - 0.1%
     4,000   Universal Corp.                                           102,750
                                                                   -----------
TRANSPORTATION - 1.0%
     3,500   CNF Transportation Inc.                                   116,375
    12,000   Harley-Davidson, Inc.                                     732,000
                                                                   -----------
             Total                                                     848,375
                                                                   -----------
UNIT INVESTMENT TRUST - 4.4%
    47,500   Standard & Poor's MidCap 400
               Depositary Receipts                                   3,766,601
                                                                   -----------
UTILITIES - 5.5%
     8,000   Allegheny Energy, Inc.                                    232,000
     7,000   American Water Works Company, Inc.                        178,938
    28,000   CMP Group, Inc.                                           757,750
    44,200   Energy East Corp.                                       1,038,700
    28,000   Montana Power Co. (The)                                   864,500
    41,000   Northeast Utilities *<F53>                                866,125
     8,000   OGE Energy Corp.                                          171,000
    10,000   Potomac Electric Power Co.                                238,125
     8,000   UtiliCorp United Inc.                                     161,000
     6,000   Washington Gas Light Co.                                  168,000
                                                                   -----------
             Total                                                   4,676,138
                                                                   -----------
TOTAL COMMON STOCKS
  (IDENTIFIED COST $69,940,175)                                     84,309,132
                                                                   -----------
MUTUAL FUND - 0.7%
    72,170   Dean Small Cap Value Fund                                 646,639
                                                                   -----------
TOTAL MUTUAL FUND
  (IDENTIFIED COST $801,031)                                           646,639
                                                                   -----------
SHORT-TERM INVESTMENT - 0.4%

REPURCHASE AGREEMENT - 0.4%
  $329,000   Donaldson, Lufkin and Jenrette
               Securities Corp., 5.70%, dated
               11/30/1999, due 12/1/1999, repurchase
               price $329,052 (Collateralized by
               U.S. Government Securities)                             329,000
                                                                   -----------
TOTAL SHORT-TERM INVESTMENT
  (IDENTIFIED COST $329,000)                                           329,000
                                                                   -----------
TOTAL INVESTMENTS - 100.0%
  (IDENTIFIED COST $71,070,206)                                     85,284,771
                                                                   -----------
LIABILITIES, LESS OTHER ASSETS - 0.0%                                  (27,600)
                                                                   -----------
TOTAL NET ASSETS - 100.0%                                          $85,257,171
                                                                   -----------
                                                                   -----------

*<F53>  Non-income producing

                      (See Notes to Financial Statements.)

Firstar Stellar International Equity Fund       November 30, 1999

SHARES OR
PRINCIPAL AMOUNT                                                         VALUE
----------------                                                         -----
CLOSED-END INVESTMENT COMPANIES - 18.9%
    20,000   China Fund, Inc. (The)                                   $212,500
   100,000   France Growth Fund, Inc. (The)                          1,475,000
   111,100   Italy Fund Inc. (The)                                   1,604,006
    35,000   Japan Equity Fund, Inc. (The) *<F54>                      332,500
   175,000   Japan O.T.C. Equity Fund, Inc. *<F54>                   2,132,813
    50,000   Korea Fund, Inc. (The) *<F54>                             740,625
    50,000   Mexico Fund, Inc. (The)                                   815,625
    50,000   Swiss Helvetia Fund, Inc. (The)                           709,375
    75,000   Templeton Emerging Markets Fund, Inc.                     853,125
    15,000   WEBS France Index Fund, Inc.                              375,000
   100,000   WEBS Hong Kong Index Fund, Inc.                         1,306,250
    85,000   WEBS Singapore Index Fund, Inc.                           711,875
                                                                   -----------
TOTAL CLOSED-END INVESTMENT COMPANIES
  (IDENTIFIED COST $9,066,550)                                      11,268,694
                                                                   -----------
MUTUAL FUNDS - 74.4%
   262,878   BT Institutional International
               Equity Fund                                           4,187,647
   261,908   Federated International Equity Fund,
               Class A                                               7,637,239
    37,315   Flex Partners International Equity Fund                   632,480
   188,042   Founders Worldwide Growth Fund                          5,300,906
   157,630   Janus Worldwide Fund                                   10,630,572
    52,810   Lexington Global Fund                                     607,313
   244,053   Morgan Stanley Global Equity
               Allocation Fund                                       4,988,449
   163,250   Scudder Global Fund                                     5,253,398
   251,975   USAA World Growth Fund                                  5,021,860
                                                                   -----------
TOTAL MUTUAL FUNDS
  (IDENTIFIED COST $33,832,366)                                     44,259,864
                                                                   -----------
SHORT-TERM INVESTMENT - 6.8%

REPURCHASE AGREEMENT - 6.8%
$4,024,000   Donaldson, Lufkin and Jenrette
               Securities Corp., 5.70%, dated
               11/30/1999, due 12/1/1999,
               repurchase price $4,024,637
               (Collateralized by
               U.S. Government Securities)                           4,024,000
                                                                   -----------
TOTAL SHORT-TERM INVESTMENT
  (IDENTIFIED COST $4,024,000)                                       4,024,000
                                                                   -----------
TOTAL INVESTMENTS - 100.1%
  (IDENTIFIED COST $46,922,916)                                     59,552,558
                                                                   -----------
LIABILITIES, LESS OTHER ASSETS - (0.1)%                                (56,966)
                                                                   -----------
TOTAL NET ASSETS - 100.0%                                          $59,495,592
                                                                   -----------
                                                                   -----------

*<F54>  Non-income producing

                      (See Notes to Financial Statements.)

Statements of Assets and Liabilities

November 30, 1999

                                                                       Firstar Stellar               Firstar Stellar
                                        Firstar Stellar Firstar Stellar   Science &                      Capital    Firstar Stellar
                                         Growth Equity   Relative Value  Technology  Firstar Stellar  Appreciation   International
                                             Fund             Fund          Fund           Fund           Fund        Equity Fund
                                        --------------- ---------------  ----------  ---------------  -------------  -------------
ASSETS:
  Total investments in securities,
    at value                             $276,372,822     $528,808,939  $43,352,199    $84,679,168     $85,284,771    $59,552,558
  Cash                                        169,374          153,869      235,609      2,500,524          28,370         19,827
  Income receivable                           270,122          980,249        5,964        738,438          68,375            637
  Receivable for investments sold                  --        5,874,804           --             --              --          2,333
  Receivable for Fund shares sold             198,688          318,468      446,008          8,177           8,703          5,842
  Other assets                                 45,240           16,887       18,175          8,644          18,805          8,333
                                         ------------     ------------  -----------    -----------     -----------    -----------
      Total assets                        277,056,246      536,153,216   44,057,955     87,934,951      85,409,024     59,589,530
                                         ------------     ------------  -----------    -----------     -----------    -----------
LIABILITIES:
  Payable for investments purchased                --               --    1,477,241             --              --             --
  Payable for Fund shares redeemed             31,406          264,306          457        154,915          33,517         11,871
  Options written, at value                    48,125               --      219,750             --              --             --
  Payable to affiliates                       276,274          529,225       68,140        122,093         103,094         65,918
  Accrued expenses                             55,201           52,652       11,654         34,560          15,242         16,149
                                         ------------     ------------  -----------    -----------     -----------    -----------
      Total liabilities                       411,006          846,183    1,777,242        311,568         151,853         93,938
                                         ------------     ------------  -----------    -----------     -----------    -----------
NET ASSETS                               $276,645,240     $535,307,033  $42,280,713    $87,623,383     $85,257,171    $59,495,592
                                         ------------     ------------  -----------    -----------     -----------    -----------
                                         ------------     ------------  -----------    -----------     -----------    -----------
NET ASSETS CONSIST OF:
  Paid in capital                        $159,172,753     $286,325,430  $32,984,016    $69,546,576     $74,329,246    $46,532,903
  Accumulated undistributed
    net investment income                          --          686,974           --        279,975              --             --
  Accumulated undistributed net
    realized (loss) gain on
    investments and options                (1,682,763)        (704,199)    (414,265)       (62,960)     (3,286,640)       333,047
  Net unrealized appreciation on
    investments and options               119,155,250      248,998,828    9,710,962     17,859,792      14,214,565     12,629,642
                                         ------------     ------------  -----------    -----------     -----------    -----------
      Total net assets                   $276,645,240     $535,307,033  $42,280,713    $87,623,383     $85,257,171    $59,495,592
                                         ------------     ------------  -----------    -----------     -----------    -----------
                                         ------------     ------------  -----------    -----------     -----------    -----------
NET ASSETS:
  A Shares                                         --      $54,825,451           --    $40,132,666     $85,257,171    $59,495,592
  B Shares                                $90,468,037       14,278,407   $1,345,127             --              --             --
  Y Shares                                186,177,203      466,203,175   40,935,586     47,490,717              --             --
                                         ------------     ------------  -----------    -----------     -----------    -----------
      Total net assets                   $276,645,240     $535,307,033  $42,280,713    $87,623,383     $85,257,171    $59,495,592
                                         ------------     ------------  -----------    -----------     -----------    -----------
SHARES OUTSTANDING:
  A Shares                                         --        1,883,789           --      3,167,034       6,920,542      4,596,552
  B Shares                                  3,787,769          490,789       92,665             --              --             --
  Y Shares                                  7,791,151       16,007,261    2,811,491      3,747,943              --             --
                                         ------------     ------------  -----------    -----------     -----------    -----------
      Total shares outstanding             11,578,920       18,381,839    2,904,156      6,914,977       6,920,542      4,596,552
                                         ------------     ------------  -----------    -----------     -----------    -----------
NET ASSET VALUE PER SHARE:
  A Shares                                      --              $29.10         --           $12.67          $12.32         $12.94
  B Shares                                     $23.89           $29.09       $14.52           --              --             --
  Y Shares                                     $23.90           $29.12       $14.56         $12.67            --             --
                                         ------------     ------------  -----------    -----------     -----------    -----------
OFFERING PRICE PER SHARE:
  A Shares                                      --              $30.47         --           $13.27          $12.90         $13.14
  B Shares                                     $23.89           $29.09       $14.52           --              --             --
  Y Shares                                     $23.90           $29.12       $14.56         $12.67            --             --
                                         ------------     ------------  -----------    -----------     -----------    -----------
REDEMPTION PROCEEDS PER SHARE:
  A Shares                                      --              $29.10         --           $12.67          $12.32         $12.94
  B Shares                                     $22.70           $27.64       $13.65           --              --             --
  Y Shares                                     $23.90           $29.12       $14.56         $12.67            --             --
                                         ------------     ------------  -----------    -----------     -----------    -----------
Investments, at identified cost          $157,221,746     $279,810,111  $33,526,738    $66,819,376     $71,070,206    $46,922,916
                                         ------------     ------------  -----------    -----------     -----------    -----------
                                         ------------     ------------  -----------    -----------     -----------    -----------
Investments, at tax cost                 $157,758,186     $279,810,111  $33,556,348    $66,824,060     $71,236,752    $46,922,916
                                         ------------     ------------  -----------    -----------     -----------    -----------
                                         ------------     ------------  -----------    -----------     -----------    -----------

                      (See Notes to Financial Statements.)

Statements of Operations

Period Ended November 30, 1999

                                                                       Firstar Stellar               Firstar Stellar
                                        Firstar Stellar Firstar Stellar   Science &                      Capital    Firstar Stellar
                                         Growth Equity   Relative Value  Technology  Firstar Stellar  Appreciation   International
                                             Fund             Fund      Fund(a)<F55>       Fund           Fund        Equity Fund
                                        --------------- ---------------  ----------  ---------------  -------------  -------------
INVESTMENT INCOME:
  Interest income                            $368,525        $330,189       $48,418     $2,318,574       $112,900         $71,655
  Dividend income                           2,692,475       8,836,804         8,309      1,665,089        685,791         693,352
                                          -----------     -----------    ----------     ----------     ----------     -----------
     Total income                           3,061,000       9,166,993        56,727      3,983,663        798,691         765,007
                                          -----------     -----------    ----------     ----------     ----------     -----------
EXPENSES:
  Investment advisory fees                  1,781,768       3,788,262        67,931        926,655        780,590         409,174
  Shareholder services fees                   595,352       1,264,578        18,870        243,790        205,509         136,599
  Administration fees                         261,326         555,786         8,303        107,297         90,384          60,018
  Distribution services fees -- A Shares           --         136,539            --        108,779             --              --
  Distribution services fees -- B Shares      199,902          28,543           292             --             --              --
  Transfer and dividend disbursing
    agent fees and expenses                   116,851         163,760         1,658         57,904         24,952          13,509
  Portfolio accounting fees                    73,269         116,957        13,131         61,653         42,891          39,527
  Custodian fees                               59,392         126,275         1,887         24,386         20,542          13,640
  Federal and state registration fees          50,790          24,096        15,182         18,558         13,222          10,416
  Printing and postage                         49,380          37,864         4,136         11,613          2,880              --
  Auditing fees                                33,005          14,148         5,388         13,631         16,513          12,747
  Trustees' fees                                7,523           6,265         1,545          5,881          6,459           5,170
  Legal fees                                    2,265              --           452             --          2,003           1,105
  Miscellaneous                                   435           5,909           414            487            992           1,557
                                          -----------     -----------    ----------     ----------     ----------     -----------
     Total expenses                         3,231,258       6,268,982       139,189      1,580,634      1,206,937         703,462
                                          -----------     -----------    ----------     ----------     ----------     -----------
Waiver --
  Waiver of shareholder services fees        (382,622)       (815,849)      (11,322)      (159,058)      (133,329)        (88,266)
                                          -----------     -----------    ----------     ----------     ----------     -----------
     Total waiver                            (382,622)       (815,849)      (11,322)      (159,058)      (133,329)        (88,266)
                                          -----------     -----------    ----------     ----------     ----------     -----------
        Net expenses                        2,848,636       5,453,133       127,867      1,421,576      1,073,608         615,196
                                          -----------     -----------    ----------     ----------     ----------     -----------
           NET INVESTMENT INCOME (LOSS)       212,364       3,713,860       (71,140)     2,562,087       (274,917)        149,811
                                          -----------     -----------    ----------     ----------     ----------     -----------
REALIZED AND UNREALIZED (LOSS) GAIN
  ON INVESTMENTS AND OPTIONS:
Net realized (loss) gain on investments
  and options                              (1,646,342)       (704,200)     (414,265)       (40,690)      (795,404)        607,379
Net change in unrealized appreciation
  on investments and options               54,036,897      51,592,461     9,710,962      4,101,153      5,283,313      13,062,240
                                          -----------     -----------    ----------     ----------     ----------     -----------
NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS AND OPTIONS                  52,390,555      50,888,261     9,296,697      4,060,463      4,487,909      13,669,619
                                          -----------     -----------    ----------     ----------     ----------     -----------
CHANGE IN NET ASSETS RESULTING
  FROM OPERATIONS                         $52,602,919     $54,602,121    $9,225,557     $6,622,550     $4,212,992     $13,819,430
                                          -----------     -----------    ----------     ----------     ----------     -----------
                                          -----------     -----------    ----------     ----------     ----------     -----------

(a)<F55> Reflects operations for the period from August 9, 1999 (date of initial public investment) to November 30, 1999.


                      (See Notes to Financial Statements.)

Statements of Changes in Net Assets

                                                                                Firstar Stellar               Firstar Stellar
                                                                                 Growth Equity                Relative Value
                                                                                     Fund                          Fund
                                                                          ---------------------------   --------------------------
                                                                           Year Ended     Year Ended     Year Ended     Year Ended
                                                                          November 30,   November 30,   November 30,   November 30,
                                                                              1999           1998           1999           1998
                                                                          ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS--
Net investment income (loss)                                                 $212,364       $482,582     $3,713,860     $3,780,377
Net realized (loss) gain on investments and options                        (1,646,342)     4,357,637       (704,200)     1,782,713
Net change in unrealized appreciation (depreciation)
  on investments and options                                               54,036,897     27,811,716     51,592,461     57,735,300
                                                                         ------------   ------------   ------------   ------------
  Change in net assets resulting from operations                           52,602,919     32,651,935     54,602,121     63,298,390
                                                                         ------------   ------------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS--
  Distributions from net investment income
     A Shares                                                                      --             --       (307,136)      (314,887)
     B Shares                                                                 (60,891)       (80,332)       (68,023)       (23,565)
     Y Shares                                                                (285,802)      (438,513)    (3,536,241)    (3,346,134)
  Distributions in excess of net investment income
     B Shares                                                                  (6,262)            --             --             --
     Y Shares                                                                (110,533)            --             --             --
  Distributions from net realized gain on
    investments and options
     A Shares                                                                      --             --       (202,285)    (1,335,755)
     B Shares                                                              (1,524,025)    (2,579,168)       (32,646)            --
     Y Shares                                                              (2,792,926)    (6,040,139)    (1,548,462)   (11,016,756)
                                                                         ------------   ------------   ------------   ------------
  Change in net assets from distributions
     to shareholders                                                       (4,780,439)    (9,138,152)    (5,694,793)   (16,037,097)
                                                                         ------------   ------------   ------------   ------------
SHARE TRANSACTIONS--
Proceeds from sales of shares                                              79,638,600     47,696,699    122,853,931    105,570,306
Net asset value of shares issued to shareholders
  in payment of distributions declared                                      3,394,700      6,393,320      4,286,072     12,183,187
Cost of shares redeemed                                                   (42,163,347)   (43,763,249)   (85,917,559)   (69,641,417)
                                                                         ------------   ------------   ------------   ------------
  Change in net assets from share transactions                             40,869,953     10,326,770     41,222,444     48,112,076
                                                                         ------------   ------------   ------------   ------------
     Change in net assets                                                  88,692,433     33,840,553     90,129,772     95,373,369
                                                                         ------------   ------------   ------------   ------------
NET ASSETS:
Beginning of period                                                       187,952,807    154,112,254    445,177,261    349,803,892
                                                                         ------------   ------------   ------------   ------------
End of period                                                            $276,645,240   $187,952,807   $535,307,033   $445,177,261
                                                                         ------------   ------------   ------------   ------------
                                                                         ------------   ------------   ------------   ------------
Accumulated undistributed net investment income
  included in net assets at end of period                                          --       $142,335       $686,974       $886,500
                                                                         ------------   ------------   ------------   ------------
                                                                         ------------   ------------   ------------   ------------

   Firstar Stellar                                     Firstar Stellar              Firstar Stellar
     Science &                                             Capital                   International
     Technology          Firstar Stellar                Appreciation                    Equity
        Fund                  Fund                          Fund                         Fund
    ------------   --------------------------    --------------------------    ---------------------------
    Period Ended    Year Ended     Year Ended     Year Ended     Year Ended     Year Ended    Period Ended
    November 30,   November 30,   November 30,   November 30,   November 30,   November 30,   November 30,
    1999(a)<F56>       1999           1998           1999           1998           1999       1998(b)<F57>
    ------------   ------------   ------------   ------------   ------------   ------------   ------------

       $(71,140)    $2,562,087     $3,177,602      $(274,917)     $(353,594)      $149,811       $156,377
       (414,265)       (40,690)     8,965,626       (795,404)    (2,489,161)       607,379        835,714

      9,710,962      4,101,153     (5,745,284)     5,283,313      6,381,385     13,062,240       (432,598)
    -----------    -----------   ------------    -----------    -----------    -----------    -----------
      9,225,557      6,622,550      6,397,944      4,212,992      3,538,630     13,819,430        559,493
    -----------    -----------   ------------    -----------    -----------    -----------    -----------
             --     (1,236,235)    (1,272,062)            --       (133,033)      (485,816)       (92,970)
             --             --             --             --             --             --             --
             --     (1,687,173)    (1,768,243)            --             --             --             --
             --             --             --             --             --             --             --
             --             --             --             --             --             --             --
             --     (4,024,886)    (4,564,730)            --    (17,824,043)      (838,069)            --
             --             --             --             --             --             --             --
             --     (4,995,329)    (5,845,323)            --             --             --             --
    -----------    -----------   ------------    -----------    -----------    -----------    -----------

             --    (11,943,623)   (13,450,358)            --    (17,957,076)    (1,323,885)       (92,970)
    -----------    -----------   ------------    -----------    -----------    -----------    -----------

     33,788,522      9,831,132     14,934,333     24,201,262     13,112,471     12,639,693     51,706,328

             --     10,753,017     11,882,476             --     11,194,078        963,609         50,831
       (733,366)   (32,824,225)   (28,719,192)   (23,137,932)   (13,025,508)   (15,061,986)    (3,764,951)
    -----------    -----------   ------------    -----------    -----------    -----------    -----------
     33,055,156    (12,240,076)    (1,902,383)     1,063,330     11,281,041     (1,458,684)    47,992,208
    -----------    -----------   ------------    -----------    -----------    -----------    -----------
     42,280,713    (17,561,149)    (8,954,797)     5,276,322     (3,137,405)    11,036,861     48,458,731
    -----------    -----------   ------------    -----------    -----------    -----------    -----------

             --    105,184,532    114,139,329     79,980,849     83,118,254     48,458,731             --
    -----------    -----------   ------------    -----------    -----------    -----------    -----------
    $42,280,713    $87,623,383   $105,184,532    $85,257,171    $79,980,849    $59,495,592    $48,458,731
    -----------    -----------   ------------    -----------    -----------    -----------    -----------
    -----------    -----------   ------------    -----------    -----------    -----------    -----------

             --       $279,975       $659,683             --             --             --        $63,407
    -----------    -----------   ------------    -----------    -----------    -----------    -----------
    -----------    -----------   ------------    -----------    -----------    -----------    -----------

(a)<F56> Reflects operations for the period from August 9, 1999 (date of initial public investment) to November 30, 1999.
(b)<F57> Reflects operations for the period from December 3, 1997 (date of initial public investment) to November 30, 1998.

                      (See Notes to Financial Statements.)

Financial Highlights

(For a share outstanding throughout each period)

                                                 NET REALIZED
                                                      AND                                        DISTRIBUTIONS       DISTRIBUTIONS
                   NET ASSET                      UNREALIZED                   DISTRIBUTIONS      IN EXCESS OF         FROM NET
                    VALUE,           NET            GAIN ON       TOTAL FROM      FROM NET            NET            REALIZED GAIN
PERIOD ENDED       BEGINNING      INVESTMENT      INVESTMENTS     INVESTMENT     INVESTMENT        INVESTMENT       ON INVESTMENTS
NOVEMBER 30,       OF PERIOD    INCOME (LOSS)     AND OPTIONS     OPERATIONS       INCOME       INCOME (G)<F64>       AND OPTIONS
------------       ---------    -------------     -----------     ----------   -------------    ---------------     --------------
FIRSTAR STELLAR GROWTH EQUITY FUND
B SHARES
1995(d)<F61>        $10.00           0.24             2.67            2.91          (0.21)         --                    --
1996                $12.70           0.17             3.12            3.29          (0.16)         --                    (0.66)
1997                $15.17           0.19             2.97            3.16          (0.14)         --                    (1.02)
1998                $17.17           0.02             3.32            3.34          (0.03)         --                    (0.96)
1999                $19.52          (0.04)            4.88            4.84          (0.02)         (0.00)(j)<F67>        (0.45)
Y SHARES
1997(c)<F60>        $16.46           0.03             0.73            0.76          (0.04)         --                    --
1998                $17.18           0.06             3.30            3.36          (0.07)         --                    (0.96)
1999                $19.51           0.07             4.83            4.90          (0.05)         (0.01)                (0.45)

FIRSTAR STELLAR RELATIVE VALUE FUND
A SHARES
1995                $11.36           0.29             3.65            3.94          (0.28)         --                    --
1996                $15.02           0.27             4.01            4.28          (0.26)         --                    (0.01)
1997                $19.03           0.67             4.45            5.12          (0.28)         --                    (0.39)
1998                $23.48           0.11             3.66            3.77          (0.17)         --                    (0.82)
1999                $26.26           0.10             3.01            3.11          (0.16)         --                    (0.11)
B SHARES
1998(b)<F59>        $26.01           0.14             0.24            0.38          (0.11)         --                    --
1999                $26.28           0.16             2.94            3.10          (0.18)         --                    (0.11)
Y SHARES
1997(a)<F58>        $22.67           0.08             0.81            0.89          (0.07)         --                    --
1998                $23.49           0.18             3.65            3.83          (0.23)         --                    (0.82)
1999                $26.27           0.23             2.96            3.19          (0.23)         --                    (0.11)

FIRSTAR STELLAR SCIENCE & TECHNOLOGY FUND
B SHARES
1999(f)<F63>        $10.00          --                4.52            4.52          --             --                    --
Y SHARES
1999(f)<F63>        $10.00          --                4.56            4.56          --             --                    --

FIRSTAR STELLAR FUND
A SHARES
1995                $10.90           0.34             1.33            1.67          (0.35)         --                    (0.05)
1996                $12.17           0.34             1.62            1.96          (0.34)         --                    (0.20)
1997                $13.59           0.36             1.18            1.54          (0.36)         --                    (0.50)
1998                $14.27           0.38             0.35            0.73          (0.35)         --                    (1.30)
1999                $13.35           0.31             0.52            0.83          (0.35)         --                    (1.16)
Y SHARES
1995                $10.90           0.38             1.32            1.70          (0.38)         --                    (0.05)
1996                $12.17           0.37             1.62            1.99          (0.37)         --                    (0.20)
1997                $13.59           0.40             1.18            1.58          (0.40)         --                    (0.50)
1998                $14.27           0.42             0.36            0.78          (0.39)         --                    (1.30)
1999                $13.36           0.35             0.51            0.86          (0.39)         --                    (1.16)

FIRSTAR STELLAR CAPITAL APPRECIATION FUND
A SHARES
1995                $10.15           0.03             1.72            1.75          (0.04)         (0.00)(j)<F67>        (0.04)
1996                $11.82          (0.03)            1.05            1.02          --             --                    (0.29)
1997                $12.55           0.02             1.77            1.79          --             --                    --
1998                $14.34          (0.05)            0.56            0.51          (0.02)         --                    (3.08)
1999                $11.75          --                0.57            0.57          --             --                    --

FIRSTAR STELLAR INTERNATIONAL EQUITY FUND
A SHARES
1998(e)<F62>        $10.00           0.05             0.34            0.39          (0.04)         --                    --
1999                $10.35           0.09             2.78            2.87          (0.10)         --                    (0.18)


                                                              RATIOS TO AVERAGE NET ASSETS
                                                 ------------------------------------------------------    NET ASSETS,
                    NET ASSET                                      NET                   EXPENSE               END       PORTFOLIO
       TOTAL        VALUE, END       TOTAL                      INVESTMENT               WAIVER/            OF PERIOD     TURNOVER
   DISTRIBUTIONS    OF PERIOD   RETURN (H)<F65>  EXPENSES         INCOME         REIMBURSEMENT (I)<F66>   (000 OMITTED)     RATE
   -------------    ----------  ---------------  --------       ----------       ----------------------   -------------  ---------

       (0.21)         $12.70         29.44%     1.17%(k)<F68>    2.00%(k)<F68>         0.23%(k)<F68>         $48,699        171%
       (0.82)         $15.17         27.34%     1.19%            1.31%                 0.20%                 $85,311         96%
       (1.16)         $17.17         22.65%     1.09%            0.86%                 0.20%                 $45,025         60%
       (0.99)         $19.52         20.76%     1.34%            0.12%                 0.20%                 $66,478         48%
       (0.47)         $23.89         25.26%     1.36%           (0.08)%                0.16%                 $90,468         28%

       (0.04)         $17.18          4.59%     1.06%(k)<F68>    0.68%(k)<F68>         0.20%(k)<F68>        $109,087         60%
       (1.03)         $19.51         20.91%     1.09%            0.37%                 0.20%                $121,475         48%
       (0.51)         $23.90         25.61%     1.11%            0.17%                 0.16%                $186,177         28%

       (0.28)         $15.02         35.10%     1.06%            2.17%                 0.20%                $131,979         24%
       (0.27)         $19.03         28.86%     1.04%            1.71%                 0.20%                $215,843         16%
       (0.67)         $23.48         27.69%     1.01%            1.40%                 0.20%                 $37,748         18%
       (0.99)         $26.26         16.67%     1.29%            0.70%                 0.20%                 $50,925         26%
       (0.27)         $29.10         11.89%     1.30%            0.52%                 0.16%                 $54,825         11%

       (0.11)         $26.28          1.50%     1.04%(k)<F68>    0.95%(k)<F68>         0.20%(k)<F68>          $7,847         26%
       (0.29)         $29.09         11.84%     1.30%            0.52%                 0.16%                 $14,278         11%

       (0.07)         $23.49          3.93%     1.00%(k)<F68>    1.35%(k)<F68>         0.20%(k)<F68>        $312,056         18%
       (1.05)         $26.27         16.95%     1.04%            0.95%                 0.20%                $386,405         26%
       (0.34)         $29.12         12.20%     1.05%            0.77%                 0.16%                $466,203         11%

       --             $14.52         45.20%     1.94%(k)<F68>   (1.19)%(k)<F68>        0.15%(k)<F68>          $1,345         16%

       --             $14.56         45.60%     1.69%(k)<F68>   (0.94)%(k)<F68>        0.15%(k)<F68>         $40,936         16%

       (0.40)         $12.17         15.67%     1.65%            2.98%                 0.20%                 $48,902        104%
       (0.54)         $13.59         16.64%     1.66%            2.76%                 0.20%                 $50,094         65%
       (0.86)         $14.27         11.94%     1.56%            2.63%                 0.20%                 $50,398         64%
       (1.65)         $13.35          5.74%     1.65%            2.71%                 0.20%                 $46,613         77%
       (1.51)         $12.67          6.92%     1.60%            2.49%                 0.16%                 $40,133         39%

       (0.43)         $12.17         15.97%     1.40%            3.23%                 0.20%                 $64,754        104%
       (0.57)         $13.59         16.94%     1.39%            2.85%                 0.20%                 $67,047         65%
       (0.90)         $14.27         12.22%     1.31%            2.89%                 0.20%                 $63,742         64%
       (1.69)         $13.36          6.11%     1.40%            2.96%                 0.20%                 $58,572         77%
       (1.55)         $12.67          7.15%     1.35%            2.74%                 0.16%                 $47,491         39%

       (0.08)         $11.82         17.35%     1.47%            0.28%                 0.21%                 $56,430        144%
       (0.29)         $12.55          8.95%     1.32%           (0.24)%                0.20%                 $79,163        174%
       --             $14.34         14.26%     1.29%            0.16%                 0.20%                 $83,118        262%
       (3.10)         $11.75          4.75%     1.32%           (0.44)%                0.20%                 $79,981         94%
       --             $12.32          4.85%     1.31%           (0.33)%                0.16%                 $85,257         92%

       (0.04)         $10.35          3.95%     1.31%(k)<F68>    0.37%(k)<F68>         0.20%(k)<F68>         $48,459          3%
       (0.28)         $12.94         28.44%     1.13%            0.27%                 0.16%                 $59,496         34%

(a)<F58> Reflects operations for the period from August 18, 1997 (date of initial public investment) to November 30, 1997.
(b)<F59> Reflects operations for the period from March 31, 1998 (date of initial public investment) to November 30, 1998.
(c)<F60> Reflects operations for the period from August 18, 1997 (date of initial public investment) to November 30, 1997.
(d)<F61> Reflects operations for the period from December 12, 1994 (date of initial public investment) to November 30, 1995.
(e)<F62> Reflects operations for the period from December 3, 1997 (date of initial public investment) to November 30, 1998.
(f)<F63> Reflects operations for the period from August 9, 1999 (date of initial public investment) to November 30, 1999.
(g)<F64> Distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.
(h)<F65> Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(i)<F66> This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(j)<F67>  Less than one cent per share.
(k)<F68>  Computed on an annualized basis.

                      (See Notes to Financial Statements.)

Notes to Financial Statements

NOVEMBER 30, 1999

(1) ORGANIZATION

Firstar Stellar Funds, formerly Star Funds, (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of ten diversified portfolios and two non-diversified portfolios. The financial statements of the following portfolios (individually referred to as the "Fund", or collectively as the "Funds") are presented herein along with each Fund's investment objective:

   PORTFOLIO NAME                        INVESTMENT OBJECTIVE
   --------------                        --------------------
Firstar Stellar Growth Equity            Maximize capital appreciation.
   Fund ("Growth Equity Fund")

Firstar Stellar Relative Value           Maximize total return, a combination
   Fund ("Relative Value Fund")              of income and capital appreciation.

Firstar Stellar Science &                Maximize growth and capital
   Technology Fund ("Science                 appreciation by investing in the
   & Technology Fund")                       science and technology industry.

Firstar Stellar Fund                     Maximize total return, a combination
   ("Stellar Fund")                          of dividend income and capital
                                             appreciation.

Firstar Stellar Capital                  Maximize capital appreciation.
   Appreciation Fund
   ("Capital Appreciation Fund")

Firstar Stellar International            Long-term capital appreciation.
   Equity Fund ("International
   Equity Fund")

The financial statements of the Money Market Funds and Bond Funds are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

Class A Shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Funds' prospectus. The maximum sales charge on Class A Shares in the Relative Value Fund, Stellar Fund and Capital Appreciation Fund is 4.50% of the offering price or 4.71% of the net asset value. The maximum sales charge on Class A Shares in the International Equity Fund is 1.50% of the offering price or 1.52% of the net asset value. The Class B Shares are subject to a contingent deferred sales charge at the time of redemption, in accordance with the Funds' prospectus. The maximum sales charge for the Growth Equity Fund and Relative Value Fund is 5% for redemptions in the first year, 4% in the second year, 3% in the third year, 2% in the fourth year, 1% in the fifth year and 0% thereafter. The maximum sales charge for the Science & Technology Fund is 6% for redemptions in the first year, 5% in the second year, 4% in the third year, 3% in the fourth year, 2% in the fifth year, 1% in the sixth year and 0% thereafter.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS

Equity securities traded on a securities exchange and securities traded in the over-the-counter market are valued at the last reported sales price on the day of valuation; other securities for which no sale was reported on that date, are valued at the last quoted bid price. Corporate and municipal bonds, asset-backed securities and U.S. government securities are valued using the last quoted bid price as furnished by an independent pricing service. Short-term securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, which approximates fair market value. Investments in open-end regulated investment companies are valued at net asset value.

B. REPURCHASE AGREEMENTS

It is the policy of the Funds to require a custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to the guidelines and/or standards approved or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

C. INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current day's capital share activity of the respective class). Distributions to shareholders are recorded on the ex-dividend date.

D. FEDERAL TAXES

It is each Fund's policy to comply with the provisions of the Internal Revenue Code, as amended, (the "Code") applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal taxes are necessary.

The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly, at November 30, 1999, reclassifications were recorded to increase (decrease) accumulated undistributed net investment income by $108,789, $(1,986), $71,140, $(18,387), $274,917 and $272,598; undistributed net realized gain (loss) on investments and options by $8,008, $1,986, $0, $18,387, $0 and $(271,977); and paid in capital by $(116,797), $0, $(71,140), $0, $(274,917) and
$(621) for the Growth Equity, Relative Value, Science & Technology, Stellar, Capital Appreciation and International Equity Funds.

At November 30, 1999, the following Funds for federal tax purposes, had capital loss carryforwards, as noted below, which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax.

                                         TOTAL CAPITAL-LOSS
     FUND                                   CARRYFORWARD
     ----                                   ------------
Growth Equity Fund                           $1,146,324
Relative Value Fund                             704,200
Science & Technology Fund                       384,655
Stellar Fund                                     56,291
Capital Appreciation Fund                     3,120,094

Pursuant to the Code, the capital loss carryforwards for the Growth Equity Fund, Relative Value Fund, Science & Technology Fund, and Stellar Fund will expire in the year 2007. The capital loss carryforward for the Capital Appreciation Fund of $2,491,236 will expire in the year 2006 and $628,858 will expire in the year 2007.

E. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

F. OPTION CONTRACTS WRITTEN

The Growth Equity Fund, Science & Technology Fund, Stellar Fund and Capital Appreciation Fund may write "covered" call option contracts. All of the Funds may also write "covered" put options. A written option obligates the Funds to deliver (a call) or to receive (a put) the contract amount upon exercise by the holder of the option. The principal reason for writing call or put options is to obtain, through receipt of premiums, a greater current return than would be realized on underlying securities alone. By writing call options, the Fund may forego potential gains on the underlying security. By writing a put option, the Fund risks becoming obligated to purchase the underlying security for more than its current market price upon exercise. Premiums received from writing options are recorded as a liability and an unrealized gain or loss is measured by the difference between the current value and the premium received. For the year ended November 30, 1999, the Growth Equity Fund and the Science & Technology Fund had net realized loss on options contracts, written and purchased, of $(289,055) and $(58,195), respectively.

At November 30, 1999, the Relative Value Fund, Stellar Fund and the Capital Appreciation Fund had no outstanding options and had no written option activity during the year. The following is a summary of the Growth Equity Fund and the Science & Technology Fund written options activity:

                                                     GROWTH EQUITY FUND
                                                -----------------------------
                                                NUMBER OF
                                                CONTRACTS      PROCEEDS*<F69>
                                                ---------      --------------
Outstanding at November 30, 1998                    200             $41,700
Contracts opened                                  3,550           1,704,697
Contracts expired                                  (250)           (174,619)
Contracts exercised                                (319)            (57,415)
Contracts closed                                 (2,731)         (1,462,064)
                                                 ------          ----------
Outstanding at November 30, 1999                    450             $52,299
                                                 ------          ----------
                                                 ------          ----------

                                               SCIENCE & TECHNOLOGY FUND**<F70>
                                               --------------------------------
                                                NUMBER OF
                                                CONTRACTS      PROCEEDS*<F69>
                                                ---------      --------------
Contracts opened                                  624             $445,514
Contracts expired                                 (20)              (6,943)
Contracts closed                                 (439)            (333,320)
                                                 ----             --------
Outstanding at November 30, 1999                  165             $105,251
                                                 ----             --------
                                                 ----             --------
 *<F69>   Represents premium received less commissions paid.
**<F70>   The Fund's date of initial public investment was August 9, 1999.

G. USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, revenues and expenses reported in the financial statements. Actual results could differ from those estimates.

H. OTHER

Investment transactions are accounted for on the trade date.

(3) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                                             GROWTH EQUITY FUND
                                                                            -----------------------------------------------------
                                                                                  YEAR ENDED                    YEAR ENDED
                                                                               NOVEMBER 30, 1999             NOVEMBER 30, 1998
                                                                            -----------------------       -----------------------
B SHARES                                                                     SHARES        DOLLARS         SHARES        DOLLARS
-------------------------------------------------------------------         --------       --------       --------       --------
Shares sold                                                                 811,292      $17,246,658     1,070,690     $18,962,995
Shares issued to shareholders in payment of distributions declared           80,016        1,585,822       166,534       2,653,076
Shares redeemed                                                            (509,022)     (10,955,687)     (454,025)     (8,038,756)
                                                                           --------      -----------     ---------     -----------
   Net change resulting from B Share transactions                           382,286       $7,876,793       783,199     $13,577,315
                                                                           --------      -----------     ---------     -----------

                                                                                             GROWTH EQUITY FUND
                                                                            -----------------------------------------------------
                                                                                  YEAR ENDED                    YEAR ENDED
                                                                               NOVEMBER 30, 1999             NOVEMBER 30, 1998
                                                                            -----------------------       -----------------------
Y SHARES                                                                     SHARES        DOLLARS         SHARES        DOLLARS
-------------------------------------------------------------------         --------       --------       --------       --------
Shares sold                                                               2,900,159      $62,374,132     1,616,539     $28,733,704
Shares issued to shareholders in payment of distributions declared           90,953        1,808,878       234,170       3,740,244
Shares redeemed                                                          (1,425,496)     (31,189,850)   (1,975,403)    (35,724,493)
                                                                         ----------      -----------    ----------     -----------
   Net change resulting from Y Share transactions                         1,565,616       32,993,160      (124,694)     (3,250,545)
                                                                         ----------      -----------    ----------     -----------
   Net change resulting from Fund Share transactions                      1,947,902      $40,869,953       658,505     $10,326,770
                                                                         ----------      -----------    ----------     -----------
                                                                         ----------      -----------    ----------     -----------

                                                                                             RELATIVE VALUE FUND
                                                                            -----------------------------------------------------
                                                                                  YEAR ENDED                    YEAR ENDED
                                                                               NOVEMBER 30, 1999             NOVEMBER 30, 1998
                                                                            -----------------------       -----------------------
A SHARES                                                                     SHARES        DOLLARS         SHARES        DOLLARS
-------------------------------------------------------------------         --------       --------       --------       --------
Shares sold                                                                 299,582       $8,019,398       526,877     $13,142,463
Shares issued to shareholders in payment of distributions declared           18,148          499,780        70,261       1,618,422
Shares redeemed                                                            (373,125)     (10,113,300)     (265,353)     (6,497,280)
                                                                           --------      -----------      --------     -----------
   Net change resulting from A Share transactions                           (55,395)     $(1,594,122)      331,785      $8,263,605
                                                                           --------      -----------      --------     -----------

                                                                                             RELATIVE VALUE FUND
                                                                            ------------------------------------------------------
                                                                                  YEAR ENDED                   PERIOD ENDED
                                                                               NOVEMBER 30, 1999         NOVEMBER 30, 1998(A)<F71>
                                                                            -----------------------      -------------------------
B SHARES                                                                     SHARES        DOLLARS         SHARES        DOLLARS
-------------------------------------------------------------------         --------       --------       --------       --------
Shares sold                                                                 255,384       $7,217,633       310,540      $7,699,898
Shares issued to shareholders in payment of distributions declared            3,622           99,904           990          23,405
Shares redeemed                                                             (66,816)      (1,894,117)      (12,931)       (302,580)
                                                                            -------       ----------       -------      ----------
   Net change resulting from B Share transactions                           192,190       $5,423,420       298,599      $7,420,723
                                                                            -------       ----------       -------      ----------
(a)<F71>  For the period from March 31, 1998 (date of initial public investment)to November 30, 1998.

                                                                                             RELATIVE VALUE FUND
                                                                            -----------------------------------------------------
                                                                                  YEAR ENDED                    YEAR ENDED
                                                                               NOVEMBER 30, 1999             NOVEMBER 30, 1998
                                                                            -----------------------       -----------------------
Y SHARES                                                                     SHARES        DOLLARS         SHARES        DOLLARS
-------------------------------------------------------------------         --------       --------       --------       --------
Shares sold                                                               3,775,254     $107,616,900     3,478,155     $84,727,945
Shares issued to shareholders in payment of distributions declared          133,255        3,686,388       456,629      10,541,360
Shares redeemed                                                          (2,609,960)     (73,910,142)   (2,508,119)    (62,841,557)
                                                                         ----------     ------------    ----------     -----------
   Net change resulting from Y Share transactions                         1,298,549       37,393,146     1,426,665      32,427,748
                                                                         ----------     ------------    ----------     -----------
   Net change resulting from Fund Share transactions                      1,435,344      $41,222,444     2,057,049     $48,112,076
                                                                         ----------     ------------    ----------     -----------
                                                                         ----------     ------------    ----------     -----------

                                                                           SCIENCE & TECHNOLOGY FUND
                                                                          --------------------------
                                                                                 PERIOD ENDED
                                                                           NOVEMBER 30, 1999(B)<F72>
                                                                          --------------------------
B SHARES                                                                   SHARES           DOLLARS
-------------------------------------------------------------------       --------          --------
Shares sold                                                                92,691          $1,197,347
Shares redeemed                                                               (26)               (374)
                                                                           ------          ----------
   Net change resulting from B Share transactions                          92,665          $1,196,973
                                                                           ------          ----------

                                                                           SCIENCE & TECHNOLOGY FUND
                                                                          --------------------------
                                                                                 PERIOD ENDED
                                                                           NOVEMBER 30, 1999(B)<F72>
                                                                          --------------------------
Y SHARES                                                                   SHARES           DOLLARS
-------------------------------------------------------------------       --------          --------
Shares sold                                                             2,872,516         $32,591,175
Shares redeemed                                                           (61,025)           (732,992)
                                                                        ---------         -----------
   Net change resulting from Y Share transactions                       2,811,491          31,858,183
                                                                        ---------         -----------
   Net change resulting from Fund Share transactions                    2,904,156         $33,055,156
                                                                        ---------         -----------
                                                                        ---------         -----------
(b)<F72>  For the period from August 9, 1999 (date of initial public investment) to November 30, 1999.

                                                                                                STELLAR FUND
                                                                            -----------------------------------------------------
                                                                                  YEAR ENDED                    YEAR ENDED
                                                                               NOVEMBER 30, 1999             NOVEMBER 30, 1998
                                                                            -----------------------       -----------------------
A SHARES                                                                     SHARES        DOLLARS         SHARES        DOLLARS
-------------------------------------------------------------------         --------       --------       --------       --------
Shares sold                                                                 182,505       $2,276,850       330,173      $4,415,487
Shares issued to shareholders in payment of distributions declared          423,844        5,167,728       445,681       5,756,750
Shares redeemed                                                            (930,028)     (11,580,535)     (817,090)    (10,869,740)
                                                                           --------      -----------      --------     -----------
   Net change resulting from A Share transactions                          (323,679)     $(4,135,957)      (41,236)      $(697,503)
                                                                           --------      -----------      --------     -----------

                                                                                                STELLAR FUND
                                                                            -----------------------------------------------------
                                                                                  YEAR ENDED                    YEAR ENDED
                                                                               NOVEMBER 30, 1999             NOVEMBER 30, 1998
                                                                            -----------------------       -----------------------
Y SHARES                                                                     SHARES        DOLLARS         SHARES        DOLLARS
-------------------------------------------------------------------         --------       --------       --------       --------
Shares sold                                                                 609,006       $7,554,282       772,860     $10,518,846
Shares issued to shareholders in payment of distributions declared          458,380        5,585,289       474,049       6,125,726
Shares redeemed                                                          (1,704,441)     (21,243,690)   (1,328,445)    (17,849,452)
                                                                         ----------     ------------    ----------     -----------
   Net change resulting from Y Share transactions                          (637,055)      (8,104,119)      (81,536)     (1,204,880)
                                                                         ----------     ------------    ----------     -----------
   Net change resulting from Fund Share transactions                       (960,734)    $(12,240,076)     (122,772)    $(1,902,383)
                                                                         ----------     ------------    ----------     -----------
                                                                         ----------     ------------    ----------     -----------

                                                                                 CAPITAL APPRECIATION FUND
                                                                          --------------------------------------
                                                                             YEAR ENDED             YEAR ENDED
A SHARES                                                                  NOVEMBER 30, 1999     NOVEMBER 30, 1998
-------------------------------------------------------------------       -----------------      ----------------
Shares sold                                                                    2,086,877             1,081,889
Shares issued to shareholders in payment of distributions declared                     0             1,003,938
Shares redeemed                                                               (1,972,219)           (1,075,802)
                                                                              ----------            ----------
   Net change resulting from A Share transactions                                114,658             1,010,025
                                                                              ----------            ----------
                                                                              ----------            ----------

                                                                                    INTERNATIONAL EQUITY FUND
                                                                          ----------------------------------------------
                                                                             YEAR ENDED              PERIOD ENDED
A SHARES                                                                  NOVEMBER 30, 1999    NOVEMBER 30, 1998(C)<F73>
-------------------------------------------------------------------       -----------------    -------------------------
Shares sold                                                                    1,131,759              5,056,920
Shares issued to shareholders in payment of distributions declared                93,554                  5,114
Shares redeemed                                                               (1,311,311)              (379,484)
                                                                              ----------              ---------
   Net change resulting from A Share transactions                                (85,998)             4,682,550
                                                                              ----------              ---------
                                                                              ----------              ---------

(c)<F73> For the period from December 3, 1997 (date of initial public investment) to November 30, 1998.

(4) INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A. GENERAL

Certain officers of Firstar Bank, N.A. and Firstar Mutual Fund Services, LLC ("Firstar") serve as officers of the Trust. Firstar Bank, N.A. and Firstar are related by virtue of each being a subsidiary of Firstar Corporation.

B. INVESTMENT ADVISORY FEES

Firstar Bank, N.A., the Trust's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee based on a percentage of each Fund's average daily net assets as follows:

       FUND                            ANNUAL RATE
       ----                            -----------
Growth Equity Fund                        0.75%
Relative Value Fund                       0.75%
Science & Technology Fund                 0.90%
Stellar Fund                              0.95%
Capital Appreciation Fund                 0.95%
International Equity Fund                 0.75%

C. ADMINISTRATIVE FEES

Firstar provides the Funds with certain administrative personnel and services. Firstar receives a fee at an annual rate of 0.11% of the average daily net assets of each Fund for the period.

D. DISTRIBUTION SERVICES FEES

Pursuant to the provisions of a distribution plan adopted in accordance with the Investment Company Act Rule 12b-1 (the "Plan"), A Shares and B Shares of the Trust may pay to the distributor of the Funds an amount computed at an annual rate of up to 0.25% of the average daily net assets, to finance any activity which is principally intended to result in the sale of shares subject to the Plan. Effective April 1, 1999, Edgewood Services, Inc. became the distributor of the Funds. Prior to that date, B.C. Ziegler and Company served as the distributor of the Funds.

Currently, the Growth Equity Fund, Relative Value Fund, Science & Technology Fund and Stellar Fund are accruing and paying 12b-1 fees. The Capital Appreciation Fund and International Equity Fund will not accrue or pay any distribution expenses pursuant to the Plan until a "Y" class of shares has been registered with the Securities and Exchange Commission.

E. SHAREHOLDER SERVICES FEES

Under the terms of the Shareholder Services Agreement with Firstar Bank, N.A., each Fund will pay Firstar Bank, N.A. up to 0.25% of average daily net assets for the period. Prior to March 1, 1999, Firstar Bank, N.A. limited the Shareholder Servicing fee to 0.05% of average daily net assets. As of March 1, 1999, the Shareholder Servicing fee was changed to 0.10% of average daily net assets. The fee paid to Firstar Bank, N.A. is used to finance certain services for shareholders and to maintain shareholder accounts. Firstar Bank, N.A. can modify or terminate this limitation at any time at its sole discretion.

F. TRANSFER AND DIVIDEND DISBURSING AGENT FEES

Firstar Bank, N.A. serves as transfer and dividend disbursing agent for the Funds. The fee paid to Firstar Bank, N.A. is based on the size, type, and number of accounts and transactions made by shareholders.

G. PORTFOLIO ACCOUNTING FEES

Firstar is the Funds' accounting services agent. Firstar is responsible for maintaining the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, subject to an annual minimum of $39,000 per Fund, plus out-of-pocket expenses.

H. CUSTODIAN FEES

Firstar Bank, N.A. is the Funds' custodian for which it receives a fee. The fee is based on the level of each Fund's average net assets for the period, plus out-of-pocket expenses.

(5) INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 1999, were as follows:

                                                   PURCHASES                                 SALES
                                     U.S. GOVERNMENT         OTHER           U.S. GOVERNMENT          OTHER
                                     ---------------         -----           ---------------          -----
     Growth Equity Fund                     --            $101,424,669              --             $63,759,971
     Relative Value Fund                    --              85,276,749              --              52,100,696
     Science & Technology Fund              --              32,982,841              --               3,440,478
     Stellar Fund                      $17,485,363          14,729,596         $21,467,718          23,868,158
     Capital Appreciation Fund              --              75,093,139              --              73,955,250
     International Equity Fund              --              17,756,291              --              24,134,626


                                                                         NET UNREALIZED          GROSS               GROSS
                                                        COST OF           APPRECIATION         UNREALIZED          UNREALIZED
                                                      INVESTMENTS        (DEPRECIATION)       APPRECIATION        DEPRECIATION
                                                      FOR FEDERAL         FOR FEDERAL         FOR FEDERAL         FOR FEDERAL
                                                      TAX PURPOSES        TAX PURPOSES        TAX PURPOSES        TAX PURPOSES
                                                      ------------        ------------        ------------        ------------
Growth Equity Fund                                    $157,758,186        $118,614,636        $123,418,836         $4,804,200
Relative Value Fund                                    279,810,111         248,998,828         260,009,852         11,011,024
Science & Technology Fund                               33,556,348           9,795,851          10,149,195            353,344
Stellar Fund                                            66,824,060          17,855,108          20,052,572          2,197,464
Capital Appreciation Fund                               71,236,752          14,048,019          20,278,405          6,230,386
International Equity Fund                               46,922,916          12,629,642          12,929,326            299,684

(6) CONCENTRATION OF CREDIT RISK

The Stellar Fund invests in equity and fixed-income securities of non-U.S. issuers. Although, the Stellar Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At November 30, 1999, the diversification of industries was as follows:

                                             PERCENT OF
INDUSTRY                                     NET ASSETS
--------                                     ----------
Banking & Financial Services                    29.5%
Capital Goods                                     1.9
Consumer Cyclicals                                8.0
Consumer Non-Durables                            16.8
Energy                                            4.9
Manufacturing                                     3.9
Miscellaneous                                     6.2
Services                                          2.1
Technology                                       20.5
Utilities                                         6.2
                                               ------
                                               100.0%
                                               ------
                                               ------

(7) DISTRIBUTIONS TO SHAREHOLDERS (UNAUDITED)

Net investment income and net realized gains, if any, are distributed to shareholders. For the fiscal year ended November 30, 1999, the International Equity Fund designated $607,379 as long-term capital gains for purposes of the dividends paid deduction.

Report of Independent Public Accountants

To the Board of Trustees of the Firstar Stellar Funds and the Shareholders of the Firstar Stellar Growth Equity Fund, Firstar Stellar Relative Value Fund, Firstar Stellar Science & Technology Fund, Firstar Stellar Fund, Firstar Stellar Capital Appreciation Fund, and Firstar Stellar International Equity Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Firstar Stellar Growth Equity Fund, Firstar Stellar Relative Value Fund, Firstar Stellar Science & Technology Fund, Firstar Stellar Fund, Firstar Stellar Capital Appreciation Fund, and Firstar Stellar International Equity Fund (six of the portfolios constituting the Firstar Stellar Funds, a Massachusetts business trust (the "Trust")) as of November 30, 1999, the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Firstar Stellar Growth Equity Fund, Firstar Stellar Relative Value Fund, Firstar Stellar Science & Technology Fund, Firstar Stellar Fund, Firstar Stellar Capital Appreciation Fund, and Firstar Stellar International Equity Fund of the Firstar Stellar Funds as of November 30, 1999, and the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

                                                ARTHUR ANDERSEN LLP

Cincinnati, Ohio
January 7, 2000

Trustees                                  Officers
--------                                  --------

Thomas L. Conlan Jr.                   Daniel B. Benhase
                                          PRESIDENT

Dr. Alfred Gottschalk                  Joseph C. Neuberger
                                          VICE PRESIDENT

Dr. Robert J. Hill                     Michael T. Karbouski
                                          TREASURER

Dawn M. Hornback                       Cheryl L. King
                                          ASSISTANT TREASURER

Lawrence M. Turner                     Elaine E. Richards
                                          SECRETARY

William H. Zimmer III

  Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government or the Federal Deposit Insurance Corporation. Investment in mutual funds involves investment risks, including the possible loss of principal.

 This report is authorized for distribution to prospective investors only when preceded or accompanied by the Trust's prospectus which contains facts concerning its objectives and policies, management fees, expenses and other information.

FIRSTAR STELLAR FUNDS ARE AVAILABLE THROUGH:

o    THE FIRSTAR FUNDS CENTER,

o    FINANCIAL CONSULTANTS WHO ARE EITHER REGISTERED
     REPRESENTATIVES OF FIRSTAR INVESTMENT SERVICES, INC.,
     A REGISTERED BROKER/DEALER, NASD AND SIPC MEMBER,
     OR REGISTERED REPRESENTATIVES OF MDS SECURITIES,
     A DIVISION OF CONSECO FINANCIAL SERVICES, INC.,
     A REGISTERED BROKER/DEALER, NASD AND SIPC MEMBER,

o    AND THROUGH SELECTED SHAREHOLDER ORGANIZATIONS.

This report is authorized for distribution only when preceded or accompanied by a current prospectus.

FOR ACCOUNT BALANCE AND INVESTOR SERVICES INFORMATION
1-800-677-FUND
1-414-287-3808

FIRSTAR STELLAR FUNDS
615 EAST MICHIGAN STREET
P.O. BOX 701
MILWAUKEE, WI 53201-0701

WWW.FIRSTARSTELLARFUNDS.COM

(FIRSTAR STELLAR FUNDS LOGO)

FORM # SFSFANN-00